Exhibit 99.1

LEHMAN BROTHERS	Residential Mortgage Finance

$[997,530,000] Notes (Approximate)*

Accredited Mortgage Loan Trust 2004-3

Accredited Home Lenders, Inc.

(Sponsor and Master Servicer)

Countrywide Home Loans, Inc.

(Backup Master Servicer)

*	Subject to +/- 5% variance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Accredited Mortgage Loan Trust 2004-3

To Call (1)
Class	Approx. Size ($)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Bond Type	Legal Final Maturity	Ratings (S&P/Fitch/Moody’s)
GROUP 1
1A1	69,199,000	FIXED	1.00	01 – 21	13.75%	SEQ	10/25/2034	AAA/AAA/Aaa
1A2	18,361,000	FIXED	2.00	21 – 27	13.75%	SEQ	10/25/2034	AAA/AAA/Aaa
1A3	48,163,000	FIXED	3.00	27 – 49	13.75%	SEQ	10/25/2034	AAA/AAA/Aaa
1A4	24,087,000	FIXED	5.00	49 – 74	13.75%	SEQ	10/25/2034	AAA/AAA/Aaa
1A5	31,024,000	FIXED	7.83	74 – 98	13.75%	SEQ	10/25/2034	AAA/AAA/Aaa
1A6	21,204,000	FIXED	6.52	37 – 98	13.75%	NAS	10/25/2034	AAA/AAA/Aaa
1M1	9,833,000	FIXED	6.16	40 – 98	9.75%	MEZ	10/25/2034	AA+/AA/Aa2
1M2	7,990,000	FIXED	6.16	40 – 98	6.50%	MEZ	10/25/2034	A+/A+/A2
1M3	6,515,000	FIXED	6.16	40 – 98	3.85%	MEZ	10/25/2034	BBB+/BBB+/Baa2
1M4	2,458,000	FIXED	6.16	40 – 98	2.85%	MEZ	10/25/2034	BBB/BBB/Baa3
1B	1,844,000	FIXED	6.16	40 – 98	2.10%	SUB	10/25/2034	BBB/BBB-/NR

GROUP 2
2A1(4)	310,320,000	1M LIBOR	2.14	01 – 74	17.75%	SEQ	10/25/2034	AAA/AAA/Aaa
2A2(4)	42,951,000	1M LIBOR	7.31	74 – 91	17.75%	SEQ	10/25/2034	AAA/AAA/Aaa
2A3(5)	120,830,000	1M LIBOR	1.00	01 – 21	17.75%	SEQ	10/25/2034	AAA/AAA/Aaa
2A4(5)	109,116,000	1M LIBOR	3.00	21 – 62	17.75%	SEQ	10/25/2034	AAA/AAA/Aaa
2A5(5)	49,415,000	1M LIBOR	6.87	62 – 91	17.75%	SEQ	10/25/2034	AAA/AAA/Aaa
2A6(6)	23,075,000	1M LIBOR	5.16	39 – 91	14.75%	MEZ	10/25/2034	AAA/AA+/Aa1
2M1	21,152,000	1M LIBOR	5.15	38 – 91	12.00%	MEZ	10/25/2034	AA+/AA+/Aa2
2M2	12,307,000	1M LIBOR	5.14	38 – 91	10.40%	MEZ	10/25/2034	AA/AA/Aa3
2M3	19,229,000	1M LIBOR	5.14	38 – 91	7.90%	MEZ	10/25/2034	A+/A+/A2
2M4	9,999,000	1M LIBOR	5.13	37 – 91	6.60%	MEZ	10/25/2034	A/A/A3
2M5	7,691,000	1M LIBOR	5.12	37 – 91	5.60%	MEZ	10/25/2034	A-/A-/Baa1
2M6	7,692,000	1M LIBOR	5.12	37 – 91	4.60%	MEZ	10/25/2034	BBB+/BBB+/Baa2
2M7	7,691,000	1M LIBOR	5.12	37 – 91	3.60%	MEZ	10/25/2034	BBB/BBB/Baa3
2B	15,384,000	1M LIBOR	5.06	37 – 91	1.60%	SUB	10/25/2034	BBB/BBB-/NR

(1)	The Sponsor may at its option call the notes under certain conditions described herein.
(2)	The pricing speed for fixed-rate loans will be 100% PPC and for adjustable-rate loans will be 140% PPC. 100% PPC assumes that prepayments start at 4% in the first month of the loan, increase by approximately 1.45% each month to 20% in month 12, and remain at 20% CPR thereafter.
(3)	Initial Credit Enhancement includes initial overcollateralization of approximately 2.10% for Group 1 and 1.60% for Group 2.
(4)	The Class 2A1 and 2A2 Notes are the Senior Notes of Pool 2.
(5)	The Class 2A3, 2A4, and 2A5 Notes are the Senior Notes of Pool 3.
(6)	The Class 2A6 Notes are Subordinate Senior Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms

Issuer:	Accredited Mortgage Loan Trust 2004-3. The Issuer is expected to be a Delaware statutory trust which is expected to be wholly owned by Accredited Mortgage Loan REIT Trust (“REIT”).

Sponsor and Master Servicer:	Accredited Home Lenders, Inc.

Backup Master Servicer:	Countrywide Home Loans, Inc.

Seller:	Accredited Mortgage Loan REIT Trust

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Group 1 Notes:

Classes 1A1, 1A2, 1A3, 1A4, 1A5, 1A6, 1M1, 1M2, 1M3, 1M4, and 1B.

Classes 1A1, 1A2, 1A3, 1A4, 1A5, and 1A6 together are the “Group 1 Senior Notes.”

Classes 1M1, 1M2, 1M3, 1M4, and 1B together are the “Group 1 Subordinate Notes.”

The Group 1 Notes will receive payments of interest and principal primarily from the mortgage loans in Loan Group 1.

Group 2 Notes:

Classes 2A1, 2A2, 2A3, 2A4, 2A5, 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B.

Classes 2A1, 2A2, 2A3, 2A4, and 2A5 together are the “Group 2 Senior Notes.”

Classes 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B together are the “Group 2 Subordinate

Notes.” The Class 2A6 Notes are the “Group 2 Subordinate Senior Notes.”

The Group 2 Notes will receive payments of interest and principal primarily from the mortgage loans in Loan Group 2.

Classes 2A1 and 2A2 will receive payments of interest and principal primarily from the mortgage loans in Pool 2.

Classes 2A3, 2A4, and 2A5 will receive payments of interest and principal primarily from the mortgage loans in Pool 3.

Classes 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B will receive payments of interest and principal primarily from the mortgage loans in both Pool 2 and Pool 3.

Lead Manager:	Lehman Brothers

Co-Managers:	Barclays Capital, Credit Suisse First Boston, Goldman Sachs, and Morgan Stanley

Expected Pricing Date:	Week of August 9, 2004.

Closing Date:	On or about August 26, 2004.

Statistical Calculation Date:	August 1, 2004

Cut-off Date:	The cut-off date for the Initial Mortgage Loans will be the Statistical Calculation Date. The cut-off date for any of the Subsequent Mortgage Loans will be the later of the Statistical Calculation Date or the origination date for such Mortgage Loan.

Payment Dates:	25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date: September 25, 2004).

Delay Days:	Fixed Rate Notes: 24 days Floating Rate Notes: 0 days

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Accrual Period:	Fixed Rate Notes: the calendar month preceding the related Payment Date. Floating Rate Notes: from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the current Payment Date.

Day Count:	Fixed Rate Notes: 30/360 Floating Rate Notes: Actual/360

Due Period:	2nd day of prior month through the 1st day of month of the related Payment Date.

Prepayment Period:	16th day of prior month (or, in the case of the first Payment Date, the Cut-off Date) through the 15th day of month of the related Payment Date.

Servicing Fee:	One-twelfth of the product of 0.485% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period (under certain circumstances relating to the delinquency performance of the Mortgage Loans and to the extent that servicing has been transferred, such fee may be as much as one-twelfth of 0.70% per annum for the related Due Period).

Backup Master Servicing Fee:	To the extent that servicing has not been transferred, one-twelfth of the product of 0.015% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period.

Clearing:	DTC, Clearstream and Euroclear.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Group 1 Senior Notes, the Group 2 Senior Notes, the Class 2A6 Notes, and the Class 1M1, 2M1, 2M2, and 2M3 Notes are expected to be SMMEA eligible.

ERISA Eligibility:	The Notes are expected to be ERISA eligible.

Tax Status:	Debt for Federal income tax purposes.

Mortgage Loans:

The Mortgage Loans consist of the Initial Mortgage Loans and the Subsequent Mortgage Loans. The Mortgage Loans consist of three pools:

Pool 1 consists of fixed-rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages (the “Pool 1 Mortgage Loans”).

Pool 2 consists of fixed and adjustable rate mortgage loans secured by first lien, level pay, and interest-only mortgages that conform to certain agency investment requirements (the “Pool 2 Mortgage Loans”).

Pool 3 consists of fixed and adjustable-rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages that may or not conform to agency investment requirements (the “Pool 3 Mortgage Loans”).

The Pool 1 Mortgage Loans shall constitute “Loan Group 1” and the Pool 2 and 3 Mortgage Loans together shall constitute “Loan Group 2.”

The Initial Mortgage Loans consist of approximately $991,381,683 in unpaid principal balances as of the Statistical Calculation Date. The Subsequent Mortgage Loans will consist of approximately $23,618,317 in additional unpaid principal balances, as of the respective Cut-Off Date of such loans. On the closing date, both the Initial Mortgage Loans and the Subsequent Mortgage Loans will be conveyed to the Trust.

Advancing:	The Master Servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The Backup Master Servicer will be obligated to make these advances in the event that the Master Servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Principal Payment Priority

Group 1:

I.	Prior to the Stepdown Date for Group 1, or whenever a Trigger Event with respect to Group 1 is in effect, all principal from Loan Group 1 will be paid in the following order of priority:

1)	To the Class 1A6 Notes, the Class 1A6 Lockout Distribution Amount, until its principal balance is reduced to zero;

2)	To the Class 1A1, 1A2, 1A3, 1A4, 1A5, and 1A6 Notes, sequentially and in that order, until their principal balances are reduced to zero.

3)	Once the Group 1 Senior Notes have been retired, to the Class 1M1, 1M2, 1M3, 1M4, and 1B Notes, sequentially and in that order, until their principal balances are reduced to zero.

II.	The Stepdown Date for the Group 1 Notes is the later of (i) the Payment Date upon which the Group 1 Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the Group 1 Targeted Senior Enhancement Percentage), or (ii) the 37th Payment Date.

III.	On or after the Stepdown Date for Group 1 and as long as a Trigger Event with respect to Group 1 is not in effect, principal from Loan Group 1 will be paid to the Group 1 Senior Notes as described above, until the Group 1 Targeted Senior Enhancement Percentage has been reached. Once the Group 1 Targeted Senior Enhancement Percentage has been reached, all principal will then be allocated sequentially to the Class 1M1, 1M2, 1M3, 1M4, and 1B Notes, in that order, so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for such class, as a product of the current Loan Group 1 unpaid principal balance, subject to a floor equal to 0.50% of the Loan Group 1 unpaid principal balance as of the Cut-Off Date.

IV.	The Class 1A6 Lockout Distribution Amount is equal to the product of (i) the applicable Class 1A-6 Lockout Percentage set forth below, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class 1A-6 Notes and the denominator of which is the aggregate outstanding principal balance of the Class 1A-1 through Class 1A-6 Notes (in each case immediately prior to such Payment Date) and (iii) all principal from Pool 1 available for distribution.

CLASS 1A-6 Lockout Percentage

September 2004 – August 2007	0%
September 2007 – August 2009	45%
September 2009 – August 2010	80%
September 2010 – August 2011	100%
September 2011 and thereafter	300%

V.	If the aggregate principal balance of the Group 1 Subordinate Notes has been reduced to zero, distribution of principal to the Group 1 Senior Notes will be made on a pro-rata basis, and not in accordance with the above priorities.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Principal Payment Priority (continued)

Group 2:

At the Senior level, the collateral is divided into two groups, Pool 2 and Pool 3.

I.	Prior to the Stepdown Date for Group 2, or whenever a Trigger Event with respect to Group 2 is in effect:

1)	All principal from Pool 2 will be paid to the Class 2A1 and 2A2 Notes, sequentially and in that order, until their principal balances are reduced to zero;

2)	All principal from Pool 3 will be paid to the Class 2A3, 2A4, and 2A5, sequentially and in that order, until their principal balances are reduced to zero.

3)	If the Senior Notes of either Pool 2 or Pool 3 have been reduced to zero, all principal from that pool will be allocated to the Senior Notes of the other pool, as described above, after giving effect to distributions from the related pool on such date.

4)	Once the Senior Notes have been retired, principal from Loan Group 2 will be paid sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes, in that order, in each case until its principal balance is reduced to zero.

II.	On or after the Stepdown Date for Group 2 and as long as a Trigger Event with respect to Group 2 is not in effect:

1)	All principal from Pool 2 will be paid as described in Step I(1) above, until the Group 2 Targeted Senior Enhancement Percentage has been reached;

2)	All principal from Pool 3 will be paid as described in Step I(2) above, until the Group 2 Targeted Senior Enhancement Percentage has been reached.

3)	If the Senior Notes of either Pool 2 or Pool 3 have been reduced to zero, principal from that pool will be allocated to the Senior Notes of the other pool as described above in Step I(3), after giving effect to distributions from the related pool on such date, until the Group 2 Targeted Senior Enhancement Percentage has been reached.

4)	Once the Group 2 Targeted Senior Enhancement Percentage has been reached, all principal will then be allocated sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes, in that order, so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for such class, as a product of the current Loan Group 2 unpaid principal balance, subject to a floor equal to 0.50% of the Loan Group 2 unpaid principal balance as of the Cut-Off Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Principal Payment Priority (continued)

III.	The Stepdown Date for the Group 2 Notes is the later of (i) the Payment Date upon which the Group 2 Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the Group 2 Targeted Senior Enhancement Percentage), or (ii) the 37th Payment Date.

IV.	If the aggregate principal balance of the Class 2A6 Notes and the Group 2 Subordinate Notes has been reduced to zero, distribution of principal to the Group 2 Senior Notes will be made as follows, and not in accordance with the above priorities:

1)	All principal from Pool 2 will be paid to the Class 2A1 and 2A2 Notes, as described in Step I(1) above.

2)	All principal from Pool 3 will be paid pro-rata among the Class 2A3, 2A4, and 2A5 Notes.

3)	If the Senior Notes of either Pool 2 or Pool 3 have been reduced to zero, all principal from that pool will be allocated to the Senior Notes of the other pool, as described in Step I(1) and IV(2) above, after giving effect to distributions from the related pool on such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Interest Payment Priority

Group 1

Loan Group 1 interest received or advanced on each Payment Date, net of the Servicing Fee, certain expenses and fees of the Indenture Trustee, and advances reimbursable to the Master Servicer or Backup Master Servicer will be allocated in the following priority:

(1)	To pay current interest and Carryforward Interest pro rata to the Class 1A1, 1A2, 1A3, 1A4, 1A5, and 1A6 Notes;

(2)	To pay current interest (not including Deferred Interest) and Carryforward Interest sequentially to the Class 1M1, 1M2, 1M3, 1M4, and 1B Notes;

(3)	To pay as principal to the Group 1 Notes in accordance with the principal payment rules in effect for such Payment Date, as needed in order to maintain the related OC Target;

(4)	To pay certain amounts with respect to credit enhancement for the Group 2 Notes, as described in the Prospectus Supplement;

(5)	To the Master Servicer, any amount due to it with respect to Loan Group 1;

(6)	To the Indenture Trustee, any amounts of expenses or reimbursement, to the extent not previously paid;

(7)	To pay to the Class 1A5, any Net WAC Carry-Forward Amount;

(8)	To pay sequentially to the Class 1M1, 1M2, 1M3, 1M4, and 1B Notes, any related Net WAC Carry-Forward Amounts;

(9)	To pay sequentially to the Class 1M1, 1M2, 1M3, 1M4, and 1B, any Deferred Interest;

(10)	To pay sequentially to the Class 1M1, 1M2, 1M3, 1M4, and 1B Notes, any Principal Deficiency Amounts for Loan Group 1; and

(11)	To the holders of the trust certificates, any remaining available funds with respect to Loan Group 1.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Interest Payment Priority (continued)

Group 2

Loan Group 2 interest received or advanced on each Payment Date, net of the Servicing Fee, certain expenses and fees of the Indenture Trustee, and advances reimbursable to the Master Servicer or Backup Master Servicer will be allocated in the following priority:

(1)	To pay current interest and Carryforward Interest pro rata to the Class 2A1 and 2A2 Notes from Pool 2 Interest and to pay current interest and Carryforward Interest pro rata to the Class 2A3, 2A4, and 2A5 Notes from Pool 3 Interest;

(2)	To pay current interest (not including Deferred Interest) and Carryforward Interest sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes;

(3)	To pay as principal to the Group 2 Notes in accordance with the principal payment rules in effect for such Payment Date, as needed in order to maintain the related OC Target;

(4)	To pay certain amounts with respect to credit enhancement for the Group 1 Notes, as described in the Prospectus Supplement;

(5)	To the Master Servicer, any amount due to it with respect to Loan Group 2;

(6)	To the Indenture Trustee, any amounts of expenses or reimbursement, to the extent not previously paid;

(7)	To pay concurrently in proportion to their respective Net WAC Carry-Forward Amounts, to the Class 2A1, 2A2, 2A3, 2A4, and 2A5 Notes, any related Net WAC Carry-Forward Amounts;

(8)	To pay sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes, any related Net WAC Carry-Forward Amounts;

(9)	To pay sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes any Deferred Interest;

(10)	To pay sequentially to the Class 2A6, 2M1, 2M2, 2M3, 2M4, 2M5, 2M6, 2M7, and 2B Notes any Principal Deficiency Amounts for Group 2; and

(11)	To the holders of the trust certificates, any remaining available funds with respect to Loan Group 2.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Interest Payment Summary

The Note Rates for the Class 1A1, 1A2, 1A3, 1A4, and 1A6 Notes will be equal to a fixed rate established at pricing. The Note Rates for the Class 1A5, 1M1, 1M2, 1M3, 1M4, and 1B Notes will be equal to the lesser of (a) the related fixed-rate established at pricing (the “Formula Rate”), and (b) the Pool 1 Net WAC Cap Rate.

The Note Rates for the Group 2 Notes will be equal to the lesser of (a) the related Formula Rate, and (b) the related Net WAC Cap Rate.

The Formula Rates for the Group 2 Notes will be equal to the lesser of (a) LIBOR plus their respective margins, and (b) 13%.

The Carry-Forward Amount for any class of Notes and any Payment Date will be the sum of (a) the amount, if any, by which (x) the current interest for such class as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of such class on such immediately preceding Payment Date and (b) interest on such amount for the related Accrual Period at the applicable Note Rate.

Net WAC Cap

The “Pool 1 Net WAC Cap Rate” is a per annum rate equal to (A)(i) the mortgage interest collected or advanced with respect to the mortgage loans in Pool 1, less servicing fees and trustee fees divided by (ii) the principal balance of the mortgage loans in Pool 1 as of the first day of the related Due Period, multiplied by (B) 12.

The “Pool 2 Net WAC Cap Rate” is a per annum rate equal to (A)(i) the mortgage interest collected or advanced with respect to the mortgage loans in Pool 2, less servicing fees and trustee fees divided by (ii) the principal balance of the mortgage loans in Pool 2 as of the first day of the related Due Period, multiplied by 12, multiplied by (B) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

The “Pool 3 Net WAC Cap Rate” is a per annum rate equal to (A)(i) the mortgage interest collected or advanced with respect to the mortgage loans in Pool 3, less servicing fees and trustee fees divided by (ii) the principal balance of the mortgage loans in Pool 3 as of the first day of the related Due Period, multiplied by 12, multiplied by (B) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

The “Group 2 Mezzanine and Subordinate Net WAC Cap Rate” is a weighted average of the Pool 2 Net WAC Cap Rate and Pool 3 Net WAC Cap Rate, weighted on the basis of their Pool Subordinate Amounts; provided, however, on any Payment Date after the Senior Notes related to either Pool have been reduced to zero, such weighting will be on the basis of the principal balance of such Pool.

The “Pool Subordinate Amount” is the excess of the aggregate loan balance of the related pool for the immediately preceding Payment Date over the sum of the note principal balances of the Class 2A1 and 2A2 Notes (for Pool 2) or sum of the note principal balances of the Class 2A3, 2A4, and 2A5 Notes (for Group 3), immediately prior to the related Payment Date.

The Net WAC Cap Carry-Forward Amount for any class of Notes subject to a Net WAC Cap Rate will be equal to the sum of:

(i)	the excess, if any of (x) current interest on such class calculated at the related Formula Rate, over (y) current interest on such class calculated at the related Net WAC Cap Rate, in each case as of such payment date; and

(ii)	the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the related Formula Rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Group 2 Interest Rate Cap Agreement

An Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Group 2 Noteholders to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Interest Rate Cap Agreement is not subordinated to losses. It will contribute cash in the event one-month LIBOR rises above the strike rate for the related month, up to the specified maximum rate. The Notional Balance of the Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the cap the Trust intends to purchase.

Mo.	Payment Date	Approx. Notional Balance ($)	Approx. Strike Rate (%)	Approx. Max Rate (%)
1	9/25/2004	756,852,000.00	6.349	9.000
2	10/25/2004	751,506,174.03	6.349	9.000
3	11/25/2004	744,860,970.32	6.144	9.000
4	12/25/2004	736,922,548.34	6.349	9.000
5	1/25/2005	727,703,585.13	6.144	9.000
6	2/25/2005	717,223,437.09	6.144	9.000
7	3/25/2005	705,508,210.88	6.802	9.000
8	4/25/2005	692,590,781.87	6.143	9.000
9	5/25/2005	678,510,757.09	6.348	9.000
10	6/25/2005	663,314,380.79	6.143	9.000
11	7/25/2005	647,054,380.65	6.347	9.000
12	8/25/2005	629,795,972.34	6.142	9.000
13	9/25/2005	612,992,522.34	6.142	9.500
14	10/25/2005	596,632,251.17	6.346	9.500
15	11/25/2005	580,703,387.08	6.141	9.500
16	12/25/2005	565,194,472.76	6.346	9.500
17	1/25/2006	550,094,356.89	6.140	9.500
18	2/25/2006	535,392,185.98	6.140	9.500
19	3/25/2006	521,077,396.33	6.798	10.000
20	4/25/2006	507,139,706.29	6.140	10.000
21	5/25/2006	493,569,108.69	6.344	10.000
22	6/25/2006	480,355,863.49	6.139	10.000
23	7/25/2006	467,490,490.61	6.345	10.000
24	8/25/2006	454,963,892.39	6.930	10.000
25	9/25/2006	442,808,865.05	6.929	10.000
26	10/25/2006	430,972,569.56	7.158	10.000
27	11/25/2006	419,446,582.73	6.926	10.000
28	12/25/2006	408,222,705.43	7.155	10.000
29	1/25/2007	397,292,956.56	6.924	10.000
30	2/25/2007	386,649,662.82	7.625	10.000
31	3/25/2007	376,311,229.79	8.439	10.000
32	4/25/2007	366,242,901.09	7.620	10.000
33	5/25/2007	356,437,561.50	7.871	10.000
34	6/25/2007	346,888,284.56	7.614	10.000
35	7/25/2007	337,588,327.52	7.867	10.000
36	8/25/2007	328,531,192.84	8.113	10.000
37	9/25/2007	319,730,729.71	8.110	10.000
38	10/25/2007	313,114,984.36	8.376	10.000
39	11/25/2007	305,033,830.13	8.102	10.000
40	12/25/2007	297,162,943.30	8.369	10.000
41	1/25/2008	289,496,805.40	8.095	10.000
42	2/25/2008	282,030,055.66	8.561	10.000
43	3/25/2008	274,770,871.73	9.146	10.000
44	4/25/2008	267,700,058.98	8.552	10.000
45	5/25/2008	260,812,685.53	8.832	10.000
46	6/25/2008	254,103,949.63	8.542	10.000
47+	7/25/2008+	0.00	0.000	0.000

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Losses

Losses are allocated in the following order:

Loan Group 1: Excess spread, overcollateralization, the Class 1B Notes, and the Class 1M Notes in inverse order of rank.

Loan Group 2: Excess spread, overcollateralization, the Class 2B Notes, the Class 2M Notes, and the Class 2A6 Notes in inverse order of rank.

Losses will not reduce the principal amount of any note, however, under certain loss scenarios, there may not be enough principal and interest from the mortgage loans to pay the notes all principal and interest to which they are entitled.

Principal Deficiency Amount

The “Principal Deficiency Amount” for each group with respect to any Payment Date will be the excess, if any, of the aggregate class principal amount of the related group of Notes over the aggregate principal balance of the related loan group as of the last day of the related Due Period. Such amounts will be allocated in inverse order of priority to the notes, beginning with the most junior class then outstanding for the related Loan Group.

The “Deferred Interest” for each class of Group 1 Subordinate Notes, Group 2 Subordinate Notes, and the Class 2A6 Notes for any Payment Date will be equal to the sum of (a) the aggregate amount of interest accrued at the applicable Note Rate during the related Accrual Period on the Principal Deficiency Amount for that class, (b) any amounts due pursuant to clause (a) for such class for prior Payment Dates that remains unpaid and (c) interest accrued during the Accrual Period related to such Payment Date on the amount in clause (b) at the Interest Rate applicable to such class.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Clean-up Call

The Sponsor may, at its option, terminate the sub-trust with respect to Loan Group 1 on any Payment Date when the outstanding principal balance of the Group 1 Notes is equal to or less than 15% of the original principal balance of the Group 1 Notes, after giving effect to distributions on that Payment Date, provided that overcollateralization with respect to Group 2 is currently funded at its target or such group is no longer outstanding.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to Loan Group 2 on any Payment Date when the outstanding principal balance of the Group 2 Notes is equal to or less than 10% of the original principal balance of the Group 2 Notes after giving effect to distributions on that Payment Date, provided that overcollateralization with respect to Group 1 is currently funded at its target or such group is no longer outstanding.

In addition, to the extent that the Sponsor has not previously exercised its call option with respect to each group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than the sum of (a) 15% of the original aggregate principal balance of the Group 1 Notes and (b) 10% of the original aggregate principal balance of the Group 2 Notes, in each case after giving effect to distributions on that Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Group 1 Notes, the note rates of the Group 1 Notes will increase by 0.75% on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Group 2 Notes, the margin with respect to the Group 2 Senior Notes will increase to twice the initial margin and the margin with respect to the Group 2 Subordinate Notes and the Class 2A6 Notes will increase 1.5x the initial margin, in each case on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the coupons and margins of both the Group 1 and Group 2 Notes will increase on the next Payment Date as described above.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Credit Enhancement

Subordination

The Group 1 Senior Notes will have limited protection in the form of subordination provided by the Group 1 Subordinate Notes. The Group 1 Senior Notes will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Class 1M Notes will be senior to all other classes of Class 1M Notes with a higher numerical designation, and to the Class 1B Notes.

The Group 2 Senior Notes will have limited protection in the form of subordination provided by the Class 2A6 Notes, and the Group 2 Subordinate Notes. The Group 2 Senior Notes will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. The Class 2A6 Notes will be senior to the Class 2M Notes and to the Class 2B notes, and each class of Class 2M Notes will be senior to all other classes of Class 2M Notes with a higher numerical designation, and to the Class 2B Notes.

Overcollateralization

Excess interest in each group will be used to pay down the notes related to such group so the aggregate loan balance exceeds the aggregate note principal balance (Overcollateralization or “OC”). Excess interest from each group will be used, to the extent available and in accordance with the priorities set forth herein, to maintain the related OC Target.

The OC Targets are as follows:

Group 1: With respect to any Payment Date prior to the related Stepdown Date, 2.10% of the Loan Group 1 Cut-Off Date principal balance. On or after the related Stepdown Date, 4.20% of the current Loan Group 1 principal balance, subject to a floor equal to 0.50% of the Loan Group 1 Cut-Off Date principal balance. If a Trigger Event with respect to Group 1 has occurred on the related Payment Date, the OC Target for Group 1 will be the same as on the preceding Payment Date.

Group 2: With respect to any Payment Date prior to the related Stepdown Date, 1.60% of the Loan Group 2 Cut-Off Date principal balance. On or after the related Stepdown Date, 3.20% of the current Loan Group 2 principal balance, subject to a floor equal to 0.50% of the Loan Group 2 Cut-Off Date principal balance. If a Trigger Event with respect to Group 2 has occurred on the related Payment Date, the OC Target for Group 2 will be the same as on the preceding Payment Date.

Crosscollateralization

Excess interest from each of the two groups, if not needed as credit enhancement for its own group, will be available as credit enhancement for the other group, in accordance with the priorities set forth herein.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Trigger Event

A “Trigger Event“ will have occurred with respect to a Loan Group on any Distribution Date if the related Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 46% of the Group 1 Senior Enhancement Percentage with respect to Loan Group 1 or 42% of the Group 2 Senior Enhancement Percentage with respect to Loan Group 2 or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

Payment Date	Group 1 Loss Percentage
September 2007 to August 2008	1.75%	plus an additional 1/12th of 0.50% for each month thereafter
September 2008 to August 2009	2.25%	plus an additional 1/12th of 1.00% for each month thereafter
September 2009 to August 2010	3.25%	plus an additional 1/12th of 0.50% for each month thereafter
September 2010 and thereafter	3.75%

Payment Date	Group 2 Loss Percentage
September 2007 to August 2008	2.75%	plus an additional 1/12th of 1.00% for each month thereafter
September 2008 to August 2009	3.75%	plus an additional 1/12th of 0.75% for each month thereafter
September 2009 to August 2010	4.50%	plus an additional 1/12th of 0.25% for each month thereafter
September 2010 and thereafter	4.75%

The “Rolling Three Month Delinquency Rate“ with respect to any Payment Date and Loan Group will be the average of the related Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

The “Delinquency Rate“ for any month and Loan Group will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent in the related Loan Group (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans of the related Loan Group as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Payment Date and Loan Group will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans of the related Loan Group from the Cut-off Date through the last day of the related Due Period by (y) the Cut-off Date principal balance of the related Loan Group.

The “Group 1 Senior Enhancement Percentage” for any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the aggregate principal amount of the Group 1 Subordinate Notes, and the OC with respect to Group 1 (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate Loan Group 1 unpaid principal balance, after giving effect to distributions on that Payment Date.

The “Group 2 Senior Enhancement Percentage” for any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the aggregate principal amount of the Group 2 Subordinate Notes, the aggregate principal amount of the Class 2A6 Notes, and the OC with respect to Group 2 (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate Loan Group 2 unpaid principal balance, after giving effect to distributions on that Payment Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Contacts

Syndicate	Kevin White Daniel Covello Paul Tedeschi	(212) 526-9519 (212) 526-9519 (212) 526-9519

Trading	Charles Spero Ross Shapiro	(212) 526-6870 (212) 526-6870

Banking	Brad Andres Andor Meszaros	(212) 526-8367 (212) 526-5150

Structuring	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Group 2 Net WAC Cap Schedule* (1) (2)

*The Effective Net WAC Cap is shown for the first 46 Distribution Dates. For purposes of this calculation, it was assumed that payments on the Interest Rate Cap were available to the Senior Notes of each pool in proportion to the related Pool Balance.

Period	Pool 2 Cap (%)	Pool 3 Cap (%)	Mezz/Sub Cap (%)
1	8.981	8.928	8.958
2	8.981	8.927	8.957
3	8.886	8.834	8.863
4	8.980	8.926	8.956
5	8.885	8.833	8.862
6	8.884	8.832	8.861
7	9.142	9.084	9.116
8	8.883	8.830	8.860
9	8.976	8.922	8.952
10	8.880	8.828	8.857
11	8.975	8.920	8.951
12	8.878	8.825	8.855
13	9.351	9.298	9.327
14	9.461	9.406	9.436
15	9.348	9.294	9.324
16	9.457	9.401	9.432
17	9.345	9.291	9.321
18	9.343	9.289	9.319
19	10.176	10.116	10.149
20	9.810	9.756	9.786
21	9.936	9.880	9.911
22	9.806	9.752	9.782
23	9.932	9.873	9.906
24	9.833	9.810	9.823
25	9.831	9.807	9.820
26	9.932	9.907	9.921
27	9.827	9.802	9.816
28	9.928	9.902	9.917
29	9.824	9.795	9.811
30	9.932	9.935	9.933
31	10.147	10.149	10.148
32	9.928	9.929	9.928
33	10.012	10.012	10.012
34	9.925	9.924	9.924
35	10.010	10.005	10.008
36	10.626	10.547	10.591
37	10.623	10.543	10.587
38	10.725	10.640	10.688
39	10.631	10.548	10.595
40	10.723	10.636	10.684
41	10.632	10.544	10.593
42	11.353	11.188	11.280
43	11.544	11.366	11.466
44	11.349	11.181	11.275
45	11.450	11.275	11.373
46	11.346	11.175	11.271
47	10.311	10.129	10.231
48	10.874	10.611	10.758
49	10.866	10.602	10.749
50	11.220	10.945	11.099
51	10.851	10.583	10.732
52	11.205	10.926	11.081
53	10.838	10.564	10.717
54	11.228	10.851	11.062
55	12.422	12.003	12.237
56	11.211	10.831	11.043
57	11.576	11.182	11.402
58	11.194	10.811	11.025
59	11.561	11.160	11.384
60	11.442	10.986	11.241

(1)	Based on 1 month LIBOR and 6 month LIBOR of 20% for each period.
(2)	Based on 100% of the Prepayment Assumption, as defined on page 2.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1A1
Avg. Life (yrs)	1.65	1.23	1.00	0.86	0.76
Duration	1.58	1.19	0.97	0.84	0.74
Window (mos)	1 - 38	1 - 27	1 - 21	1 - 18	1 - 15
Yield @ 100.0000%	2.82	2.78	2.75	2.71	2.68
Expected Final Mat.	10/25/2007	11/25/2006	5/25/2006	2/25/2006	11/25/2005

Class 1A2
Avg. Life (yrs)	3.61	2.55	2.00	1.66	1.43
Duration	3.34	2.40	1.90	1.59	1.38
Window (mos)	38 - 49	27 - 34	21 - 27	18 - 22	15 - 19
Yield @ 100.0000%	3.43	3.40	3.37	3.35	3.33
Expected Final Mat.	9/25/2008	6/25/2007	11/25/2006	6/25/2006	3/25/2006

Class 1A3
Avg. Life (yrs)	5.87	3.96	3.00	2.41	2.04
Duration	5.12	3.59	2.77	2.26	1.92
Window (mos)	49 - 106	34 - 66	27 - 49	22 - 38	19 - 31
Yield @ 100.0000%	3.97	3.95	3.93	3.91	3.89
Expected Final Mat.	6/25/2013	2/25/2010	9/25/2008	10/25/2007	3/25/2007

Class 1A4
Avg. Life (yrs)	11.15	7.12	5.00	3.89	2.99
Duration	8.33	5.83	4.32	3.45	2.71
Window (mos)	106 - 163	66 - 113	49 - 74	38 - 56	31 - 45
Yield @ 100.0000%	5.02	5.01	4.99	4.97	4.94
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2010	4/25/2009	5/25/2008

Class 1A5
Avg. Life (yrs)	14.59	10.49	7.83	6.06	4.86
Duration	9.97	7.88	6.26	5.06	4.19
Window (mos)	163 - 176	113 - 127	74 - 98	56 - 79	45 - 65
Yield @ 100.0000%	5.27	5.26	5.25	5.24	5.22
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

Class 1A6
Avg. Life (yrs)	8.02	7.16	6.52	5.82	5.11
Duration	6.39	5.85	5.43	4.94	4.42
Window (mos)	37 - 176	37 - 127	37 - 98	38 - 79	41 - 65
Yield @ 100.0000%	4.87	4.86	4.86	4.85	4.85
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Maturity
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1A1
Avg. Life (yrs)	1.65	1.23	1.00	0.86	0.76
Duration	1.58	1.19	0.97	0.84	0.74
Window (mos)	1 - 38	1 - 27	1 - 21	1 - 18	1 - 15
Yield @ 100.0000%	2.82	2.78	2.75	2.71	2.68
Expected Final Mat.	10/25/2007	11/25/2006	5/25/2006	2/25/2006	11/25/2005

Class 1A2
Avg. Life (yrs)	3.61	2.55	2.00	1.66	1.43
Duration	3.34	2.40	1.90	1.59	1.38
Window (mos)	38 - 49	27 - 34	21 - 27	18 - 22	15 - 19
Yield @ 100.0000%	3.43	3.40	3.37	3.35	3.33
Expected Final Mat.	9/25/2008	6/25/2007	11/25/2006	6/25/2006	3/25/2006

Class 1A3
Avg. Life (yrs)	5.87	3.96	3.00	2.41	2.04
Duration	5.12	3.59	2.77	2.26	1.92
Window (mos)	49 - 106	34 - 66	27 - 49	22 - 38	19 - 31
Yield @ 100.0000%	3.97	3.95	3.93	3.91	3.89
Expected Final Mat.	6/25/2013	2/25/2010	9/25/2008	10/25/2007	3/25/2007

Class 1A4
Avg. Life (yrs)	11.15	7.12	5.00	3.89	2.99
Duration	8.33	5.83	4.32	3.45	2.71
Window (mos)	106 - 163	66 - 113	49 - 74	38 - 56	31 - 45
Yield @ 100.0000%	5.02	5.01	4.99	4.97	4.94
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2010	4/25/2009	5/25/2008

Class 1A5
Avg. Life (yrs)	19.13	14.39	10.84	8.18	6.19
Duration	11.68	9.71	7.90	6.34	5.05
Window (mos)	163 - 342	113 - 303	74 - 250	56 - 205	45 - 171
Yield @ 100.0000%	5.39	5.41	5.42	5.40	5.37
Expected Final Mat.	2/25/2033	11/25/2029	6/25/2025	9/25/2021	11/25/2018

Class 1A6
Avg. Life (yrs)	8.07	7.29	6.81	6.51	6.37
Duration	6.41	5.92	5.61	5.41	5.31
Window (mos)	37 - 337	37 - 295	37 - 244	38 - 201	41 - 168
Yield @ 100.0000%	4.87	4.87	4.89	4.93	4.99
Expected Final Mat.	9/25/2032	3/25/2029	12/25/2024	5/25/2021	8/25/2018

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1M1
Avg. Life (yrs)	11.19	8.01	6.16	5.00	4.31
Duration	8.14	6.31	5.09	4.26	3.75
Window (mos)	73 - 176	51 - 127	40 - 98	38 - 79	39 - 65
Yield @ 100.0000%	5.26	5.25	5.24	5.23	5.21
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

Class 1M2
Avg. Life (yrs)	11.19	8.01	6.16	4.99	4.27
Duration	8.14	6.31	5.09	4.25	3.72
Window (mos)	73 - 176	51 - 127	40 - 98	37 - 79	38 - 65
Yield @ 100.0000%	5.26	5.25	5.24	5.23	5.21
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

Class 1M3
Avg. Life (yrs)	11.19	8.01	6.16	4.99	4.25
Duration	8.14	6.31	5.09	4.25	3.70
Window (mos)	73 - 176	51 - 127	40 - 98	37 - 79	37 - 65
Yield @ 100.0000%	5.26	5.25	5.24	5.23	5.21
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

Class 1M4
Avg. Life (yrs)	11.19	8.01	6.16	4.99	4.23
Duration	8.14	6.31	5.09	4.25	3.69
Window (mos)	73 - 176	51 - 127	40 - 98	37 - 79	37 - 65
Yield @ 100.0000%	5.26	5.25	5.24	5.23	5.21
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

Class 1B
Avg. Life (yrs)	11.19	8.01	6.16	4.99	4.23
Duration	8.14	6.31	5.09	4.25	3.69
Window (mos)	73 - 176	51 - 127	40 - 98	37 - 79	37 - 65
Yield @ 100.0000%	5.26	5.25	5.24	5.23	5.21
Expected Final Mat.	4/25/2019	3/25/2015	10/25/2012	3/25/2011	1/25/2010

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1M1
Avg. Life (yrs)	12.72	9.30	7.19	5.83	5.00
Duration	8.74	6.94	5.67	4.78	4.22
Window (mos)	73 - 308	51 - 247	40 - 196	38 - 159	39 - 132
Yield @ 100.0000%	5.32	5.33	5.32	5.32	5.31
Expected Final Mat.	4/25/2030	3/25/2025	12/25/2020	11/25/2017	8/25/2015

Class 1M2
Avg. Life (yrs)	12.64	9.22	7.11	5.76	4.92
Duration	8.72	6.91	5.64	4.75	4.16
Window (mos)	73 - 293	51 - 230	40 - 181	37 - 146	38 - 121
Yield @ 100.0000%	5.32	5.32	5.32	5.31	5.30
Expected Final Mat.	1/25/2029	10/25/2023	9/25/2019	10/25/2016	9/25/2014

Class 1M3
Avg. Life (yrs)	12.47	9.05	6.98	5.64	4.80
Duration	8.66	6.84	5.57	4.68	4.09
Window (mos)	73 - 272	51 - 208	40 - 163	37 - 131	37 - 109
Yield @ 100.0000%	5.31	5.31	5.31	5.30	5.29
Expected Final Mat.	4/25/2027	12/25/2021	3/25/2018	7/25/2015	9/25/2013

Class 1M4
Avg. Life (yrs)	12.18	8.80	6.78	5.48	4.65
Duration	8.56	6.73	5.46	4.58	3.98
Window (mos)	73 - 240	51 - 178	40 - 139	37 - 112	37 - 92
Yield @ 100.0000%	5.30	5.30	5.30	5.29	5.28
Expected Final Mat.	8/25/2024	6/25/2019	3/25/2016	12/25/2013	4/25/2012

Class 1B
Avg. Life (yrs)	11.86	8.54	6.57	5.31	4.51
Duration	8.43	6.60	5.34	4.47	3.89
Window (mos)	73 - 219	51 - 161	40 - 125	37 - 100	37 - 83
Yield @ 100.0000%	5.29	5.29	5.28	5.27	5.26
Expected Final Mat.	11/25/2022	1/25/2018	1/25/2015	12/25/2012	7/25/2011

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 2A1
Avg. Life (yrs)	4.03	2.80	2.14	1.68	1.35
Window (mos)	1 - 144	1 - 99	1 - 74	1 - 59	1 - 35
Expected Final Mat.	8/25/2016	11/25/2012	10/25/2010	7/25/2009	7/25/2007

Class 2A2
Avg. Life (yrs)	14.02	9.73	7.31	5.77	4.39
Window (mos)	144 - 174	99 - 121	74 - 91	59 - 72	35 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2A3
Avg. Life (yrs)	1.71	1.24	1.00	0.85	0.75
Window (mos)	1 - 40	1 - 28	1 - 21	1 - 18	1 - 15
Expected Final Mat.	12/25/2007	12/25/2006	5/25/2006	2/25/2006	11/25/2005

Class 2A4
Avg. Life (yrs)	5.82	4.00	3.00	2.28	1.87
Window (mos)	40 - 121	28 - 83	21 - 62	18 - 49	15 - 32
Expected Final Mat.	9/25/2014	7/25/2011	10/25/2009	9/25/2008	4/25/2007

Class 2A5
Avg. Life (yrs)	13.21	9.15	6.87	5.44	3.98
Window (mos)	121 - 174	83 - 121	62 - 91	49 - 72	32 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Maturity
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 2A1
Avg. Life (yrs)	4.03	2.80	2.14	1.68	1.35
Window (mos)	1 - 144	1 - 99	1 - 74	1 - 59	1 - 35
Expected Final Mat.	8/25/2016	11/25/2012	10/25/2010	7/25/2009	7/25/2007

Class 2A2
Avg. Life (yrs)	16.88	12.03	9.07	7.15	5.52
Window (mos)	144 - 319	99 - 253	74 - 197	59 - 156	35 - 126
Expected Final Mat.	3/25/2031	9/25/2025	1/25/2021	8/25/2017	2/25/2015

Class 2A3
Avg. Life (yrs)	1.71	1.24	1.00	0.85	0.75
Window (mos)	1 - 40	1 - 28	1 - 21	1 - 18	1 - 15
Expected Final Mat.	12/25/2007	12/25/2006	5/25/2006	2/25/2006	11/25/2005

Class 2A4
Avg. Life (yrs)	5.82	4.00	3.00	2.28	1.87
Window (mos)	40 - 121	28 - 83	21 - 62	18 - 49	15 - 32
Expected Final Mat.	9/25/2014	7/25/2011	10/25/2009	9/25/2008	4/25/2007

Class 2A5
Avg. Life (yrs)	15.51	11.03	8.34	6.60	4.98
Window (mos)	121 - 326	83 - 262	62 - 205	49 - 164	32 - 134
Expected Final Mat.	10/25/2031	6/25/2026	9/25/2021	4/25/2018	10/25/2015

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 2A6
Avg. Life (yrs)	9.81	6.76	5.16	4.47	4.38
Window (mos)	59 - 174	41 - 121	39 - 91	43 - 72	48 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M1
Avg. Life (yrs)	9.81	6.76	5.15	4.39	4.13
Window (mos)	59 - 174	41 - 121	38 - 91	41 - 72	45 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M2
Avg. Life (yrs)	9.81	6.76	5.14	4.34	4.00
Window (mos)	59 - 174	41 - 121	38 - 91	40 - 72	43 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M3
Avg. Life (yrs)	9.81	6.76	5.14	4.30	3.90
Window (mos)	59 - 174	41 - 121	38 - 91	39 - 72	41 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M4
Avg. Life (yrs)	9.81	6.76	5.13	4.28	3.83
Window (mos)	59 - 174	41 - 121	37 - 91	39 - 72	40 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M5
Avg. Life (yrs)	9.81	6.76	5.12	4.26	3.80
Window (mos)	59 - 174	41 - 121	37 - 91	38 - 72	39 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M6
Avg. Life (yrs)	9.81	6.76	5.12	4.24	3.75
Window (mos)	59 - 174	41 - 121	37 - 91	38 - 72	39 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2M7
Avg. Life (yrs)	9.81	6.76	5.12	4.24	3.74
Window (mos)	59 - 174	41 - 121	37 - 91	38 - 72	38 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

Class 2B
Avg. Life (yrs)	9.70	6.69	5.06	4.17	3.67
Window (mos)	59 - 174	41 - 121	37 - 91	37 - 72	37 - 58
Expected Final Mat.	2/25/2019	9/25/2014	3/25/2012	8/25/2010	6/25/2009

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 2A6
Avg. Life (yrs)	10.72	7.48	5.71	4.90	4.74
Window (mos)	59 - 289	41 - 217	39 - 166	43 - 132	48 - 107
Expected Final Mat.	9/25/2028	9/25/2022	6/25/2018	8/25/2015	7/25/2013

Class 2M1
Avg. Life (yrs)	10.69	7.46	5.68	4.80	4.48
Window (mos)	59 - 281	41 - 209	38 - 159	41 - 126	45 - 103
Expected Final Mat.	1/25/2028	1/25/2022	11/25/2017	2/25/2015	3/25/2013

Class 2M2
Avg. Life (yrs)	10.66	7.43	5.64	4.74	4.33
Window (mos)	59 - 271	41 - 199	38 - 151	40 - 120	43 - 98
Expected Final Mat.	3/25/2027	3/25/2021	3/25/2017	8/25/2014	10/25/2012

Class 2M3
Avg. Life (yrs)	10.61	7.39	5.61	4.67	4.21
Window (mos)	59 - 263	41 - 192	38 - 146	39 - 115	41 - 94
Expected Final Mat.	7/25/2026	8/25/2020	10/25/2016	3/25/2014	6/25/2012

Class 2M4
Avg. Life (yrs)	10.55	7.33	5.56	4.61	4.11
Window (mos)	59 - 248	41 - 179	37 - 136	39 - 107	40 - 87
Expected Final Mat.	4/25/2025	7/25/2019	12/25/2015	7/25/2013	11/25/2011

Class 2M5
Avg. Life (yrs)	10.49	7.28	5.51	4.57	4.06
Window (mos)	59 - 238	41 - 170	37 - 129	38 - 102	39 - 83
Expected Final Mat.	6/25/2024	10/25/2018	5/25/2015	2/25/2013	7/25/2011

Class 2M6
Avg. Life (yrs)	10.40	7.21	5.46	4.51	3.98
Window (mos)	59 - 228	41 - 162	37 - 123	38 - 97	39 - 79
Expected Final Mat.	8/25/2023	2/25/2018	11/25/2014	9/25/2012	3/25/2011

Class 2M7
Avg. Life (yrs)	10.28	7.11	5.39	4.45	3.91
Window (mos)	59 - 216	41 - 153	37 - 115	38 - 91	38 - 74
Expected Final Mat.	8/25/2022	5/25/2017	3/25/2014	3/25/2012	10/25/2010

Class 2B
Avg. Life (yrs)	9.83	6.78	5.13	4.22	3.71
Window (mos)	59 - 201	41 - 141	37 - 106	37 - 83	37 - 68
Expected Final Mat.	5/25/2021	5/25/2016	6/25/2013	7/25/2011	4/25/2010

(1)	100% of the Prepayment Assumption is equal to the pricing assumption as defined on page two.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Breakeven CDR Table*

*	The table below describes the Constant Default Rate (“CDR”), the related cumulative loss on the Mortgage Loans for each group and the weighted average life that can be sustained without the referenced Class incurring a principal deficiency. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve (as of August 11, 2004). Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4) timely advances of delinquent principal and interest, (5) a Trigger Event for the related group is in effect, and (6) prepayments are exclusive of defaults.

GROUP 1

Class	CDR Break	Cumulative Loss	WAL
1M1	10.18%	11.77%	11.89
1M2	7.47%	9.21%	13.57
1M3	5.99%	7.67%	12.09
1M4	5.76%	7.42%	12.50
1B	5.62%	7.26%	12.64

GROUP 2

Class	CDR Break	Cumulative Loss	WAL
2A6	22.78%	20.41%	7.93
2M1	18.74%	18.09%	8.89
2M2	16.58%	16.70%	10.43
2M3	13.42%	14.43%	10.29
2M4	11.89%	13.22%	12.16
2M5	10.74%	12.26%	13.14
2M6	9.64%	11.29%	13.53
2M7	8.59%	10.31%	13.90
2B	6.90%	8.63%	12.87

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary (Pool 1)

Total Number of Loans	1,656
Total Outstanding Loan Balance	$240,120,869.21
Average Loan Balance	$145,000.52
Fixed Rate	100.00%
Adjustable Rate	0.00%
Prepayment Penalty Coverage	91.14%
Weighted Average Coupon	6.726%
Weighted Average Margin	n/a
Weighted Average Initial Periodic Cap	n/a
Weighted Average Periodic Cap	n/a
Weighted Average Maximum Rate	n/a
Weighted Average Floor	n/a
Weighted Average Original Term (mo.)	344.1
Weighted Average Remaining Term (mo.)	342.9
Weighted Average LTV	74.41%
Weighted Average FICO	648

Product Type
Fixed Rate	99.88%
Balloon	0.12%

Prepayment Penalty (years)
None	8.86%
0.001 - 1.000	1.84%
1.001 - 2.000	1.58%
2.001 - 3.000	31.57%
> 3.000	56.15%

Geographic Distribution
(Other States account individually for less than 5.00% of the Cut-Off Date aggregate principal balance
California	31.18%
Florida	11.17%
Texas	8.87%

Largest Zip Code Concentration
91331 – Pacoima, CA	0.46%

Occupancy Status
Primary Home	96.80%
Investment	2.83%
Second Home	0.38%

Loan Purpose
Purchase	16.95%
Cashout Refinance	76.92%
Rate/Term Refinance	6.12%

Lien Position
First Lien	100.00%
Second Lien	0.00%

Interest Only Term
0 months	92.23%
60 months	7.77%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1)

Collateral characteristics are listed below as of 8/1/2004.

Scheduled Principal Balances

Current Balance	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
25,000.01 - 50,000.00	17	$848,588.23	0.35%
50,000.01 - 75,000.00	275	17,739,483.40	7.39
75,000.01 - 100,000.00	334	29,375,766.43	12.23
100,000.01 - 125,000.00	238	26,631,584.08	11.09
125,000.01 - 150,000.00	229	31,579,240.63	13.15
150,000.01 - 175,000.00	143	23,176,918.09	9.65
175,000.01 - 200,000.00	104	19,529,095.06	8.13
200,000.01 - 225,000.00	82	17,444,576.65	7.26
225,000.01 - 250,000.00	62	14,781,498.52	6.16
250,000.01 - 275,000.00	33	8,674,597.14	3.61
275,000.01 - 300,000.00	31	8,900,274.38	3.71
300,000.01 - 325,000.00	22	6,841,772.20	2.85
325,000.01 - 350,000.00	29	9,795,278.76	4.08
350,000.01 - 375,000.00	11	4,003,473.80	1.67
375,000.01 - 400,000.00	7	2,753,213.70	1.15
400,000.01 - 425,000.00	9	3,720,375.21	1.55
425,000.01 - 450,000.00	8	3,508,444.64	1.46
450,000.01 - 475,000.00	9	4,136,999.56	1.72
475,000.01 - 500,000.00	11	5,422,724.42	2.26
575,000.01 - 600,000.00	1	583,480.46	0.24
650,000.01 - 675,000.00	1	673,483.87	0.28

Total:	1,656	$240,120,869.21	100.00%

Min.: 49,710.32

Max: 673,483.87

Avg.: 145,000.52

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	3	$669,914.60	0.28%
5.001 - 5.250	15	3,199,357.43	1.33
5.251 - 5.500	40	8,637,660.37	3.60
5.501 - 5.750	69	11,773,603.87	4.90
5.751 - 6.000	185	35,574,009.87	14.82
6.001 - 6.250	109	19,437,679.60	8.09
6.251 - 6.500	193	29,590,596.39	12.32
6.501 - 6.750	163	25,087,687.91	10.45
6.751 - 7.000	281	36,569,931.74	15.23
7.001 - 7.250	117	14,579,246.46	6.07
7.251 - 7.500	155	19,884,189.24	8.28
7.501 - 7.750	105	12,794,351.35	5.33
7.751 - 8.000	114	12,354,306.13	5.15
8.001 - 8.250	27	2,834,284.38	1.18
8.251 - 8.500	34	3,041,734.61	1.27
8.501 - 8.750	15	1,649,666.71	0.69
8.751 - 9.000	19	1,368,884.19	0.57
9.001 - 9.250	4	271,389.15	0.11
9.251 - 9.500	3	243,129.07	0.10
9.501 - 9.750	1	116,890.37	0.05
9.751 - 10.000	2	235,145.70	0.10
10.001 - 10.250	1	157,250.00	0.07
10.251 - 10.500	1	49,960.09	0.02

Total:	1,656	$240,120,869.21	100.00%

Min.: 4.800

Max: 10.500

Weighted Avg.: 6.726

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

Original Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
97 - 120	10	$1,248,953.78	0.52%
169 - 192	133	13,646,429.55	5.68
217 - 240	72	8,470,462.50	3.53
289 - 312	8	916,194.28	0.38
337 - 360	1,433	215,838,829.11	89.89

Total:	1,656	$240,120,869.21	100.00%

Min.: 120.0

Max.: 360.0

Weighted Avg.: 344.1

Remaining Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
115 - 120	10	$1,248,953.78	0.52%
175 - 180	133	13,646,429.55	5.68
223 - 228	1	49,953.81	0.02
235 - 240	71	8,420,508.68	3.51
295 - 300	8	916,194.28	0.38
349 - 354	1	86,862.64	0.04
355 - 360	1,432	215,751,966.47	89.85

Total:	1,656	$240,120,869.21	100.00%

Min.: 118.0

Max: 360.0

Weighted Avg.: 342.9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

Loan to Value Ratio

(%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
15.01 - 20.00	2	$164,732.33	0.07%
20.01 - 25.00	4	400,754.97	0.17
25.01 - 30.00	7	1,025,901.17	0.43
30.01 - 35.00	22	2,205,821.27	0.92
35.01 - 40.00	23	2,795,836.52	1.16
40.01 - 45.00	23	2,898,412.88	1.21
45.01 - 50.00	49	7,889,710.77	3.29
50.01 - 55.00	49	6,686,829.62	2.78
55.01 - 60.00	70	10,252,535.17	4.27
60.01 - 65.00	74	12,072,223.48	5.03
65.01 - 70.00	125	19,146,325.55	7.97
70.01 - 75.00	154	22,834,392.59	9.51
75.01 - 80.00	620	90,790,316.88	37.81
80.01 - 85.00	218	31,532,673.82	13.13
85.01 - 90.00	216	29,424,402.19	12.25

Total:	1,656	$240,120,869.21	100.00%

Min.: 16.47

Max: 90.00

Weighted Avg.: 74.41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500 - 519	14	$1,453,082.40	0.61%
520 - 539	52	5,813,069.66	2.42
540 - 559	102	11,263,474.89	4.69
560 - 579	105	13,246,065.40	5.52
580 - 599	163	19,826,305.72	8.26
600 - 619	152	21,662,894.52	9.02
620 - 639	268	38,083,776.12	15.86
640 - 659	238	35,313,646.88	14.71
660 - 679	176	27,021,641.39	11.25
680 - 699	120	20,428,566.67	8.51
700 - 719	73	10,433,675.36	4.35
720 >=	193	35,574,670.19	14.82

Total:	1,656	$240,120,869.21	100.00%

Min.: 510

Max.: 806

Weighted Avg.: 648

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1st Lien	1,656	$240,120,869.21	100.00%

Total:	1,656	$240,120,869.21	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	1,279	$184,709,175.76	76.92%
Purchase	279	40,706,968.88	16.95
Rate/Term Refinance	98	14,704,724.57	6.12

Total:	1,656	$240,120,869.21	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Single Family	1,367	$194,350,902.44	80.94%
PUD	167	26,955,135.86	11.23
Condo	75	9,916,341.66	4.13
2-4 Family	35	7,447,761.58	3.10
Townhouse	10	1,311,134.31	0.55
Modular Home	1	89,639.54	0.04
Manufactured Housing	1	49,953.81	0.02

Total:	1,656	$240,120,869.21	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

State (Top 30)

State (Top 30)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
CA	365	$74,865,554.53	31.18%
FL	232	26,831,069.50	11.17
TX	206	21,297,673.86	8.87
WA	73	10,657,292.41	4.44
PA	78	10,373,676.22	4.32
NV	50	9,145,161.98	3.81
VA	55	8,274,810.65	3.45
OH	54	7,003,244.20	2.92
CT	42	6,993,796.03	2.91
TN	52	5,261,300.68	2.19
OR	32	5,017,510.50	2.09
NJ	24	4,778,803.09	1.99
AZ	35	4,305,069.96	1.79
IN	37	3,657,852.40	1.52
IL	25	3,501,644.68	1.46
CO	19	3,424,552.23	1.43
MD	21	3,162,836.38	1.32
HI	11	3,113,304.50	1.30
KY	26	2,482,605.76	1.03
MA	14	2,476,267.08	1.03
LA	18	2,291,273.01	0.95
MO	23	2,153,290.72	0.90
UT	17	2,074,763.44	0.86
NC	17	1,815,821.51	0.76
OK	18	1,571,468.67	0.65
MI	15	1,486,330.05	0.62
MN	7	1,440,629.08	0.60
NY	6	1,131,626.65	0.47
MS	11	1,001,589.63	0.42
DE	6	912,419.56	0.38
Other	67	7,617,630.24	3.17

Total:	1,656	$240,120,869.21	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 1) continued

Collateral characteristics are listed below as of 8/1/2004.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	1,533	$220,761,958.67	91.94%
Stated	123	19,358,910.53	8.06

Total:	1,656	$240,120,869.21	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary (Pool 2)

Total Number of Loans	2,723
Total Outstanding Loan Balance	$419,515,517.91
Average Loan Balance	$154,063.72
Fixed Rate	15.35%
Adjustable Rate	84.65%
Prepayment Penalty Coverage	87.33%
Weighted Average Coupon	6.875%
Weighted Average Margin	5.553%
Weighted Average Initial Periodic Cap	1.498%
Weighted Average Periodic Cap	1.498%
Weighted Average Maximum Rate	13.899%
Weighted Average Floor	6.899%
Weighted Average Original Term (mo.)	357.5
Weighted Average Remaining Term (mo.)	356.5
Weighted Average LTV	78.36%
Weighted Average FICO	628

Product Type
2/28 ARM (Libor)	55.06%
3/27 ARM (Libor)	29.59%
Fixed Rate	15.35%

Prepayment Penalty (years)
None	12.67%
0.001 - 1.000	7.40%
1.001 - 2.000	35.84%
2.001 - 3.000	44.08%

Geographic Distribution
(Other States account individually for less than 5.00% of the Cut-Off Date aggregate principal balance
California	28.46%
Florida	8.22%
Texas	5.89%
Illinois	5.86%

Largest Zip Code Concentration
89031 – North Las Vegas, Nevada	0.44%

Occupancy Status
Primary Home	97.48%
Investment	2.21%
Second Home	0.31%

Loan Purpose
Purchase	41.10%
Cashout Refinance	56.51%
Rate/Term Refinance	2.34%
Construction Permanent	0.05%

Lien Position
First Lien	100.00%
Second Lien	0.00%

Interest Only Term
0 months	83.75%
60 months	16.25%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2)

Collateral characteristics are listed below as of 8/1/2004.

Aggregate Schedule Balance

Current Balance	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
25,000.01 - 50,000.00	10	$499,565.58	0.12%
50,000.01 - 75,000.00	267	17,290,642.93	4.12
75,000.01 - 100,000.00	405	35,665,649.15	8.50
100,000.01 - 125,000.00	442	50,034,587.42	11.93
125,000.01 - 150,000.00	393	54,024,326.58	12.88
150,000.01 - 175,000.00	294	47,862,622.27	11.41
175,000.01 - 200,000.00	265	49,973,956.69	11.91
200,000.01 - 225,000.00	195	41,436,469.30	9.88
225,000.01 - 250,000.00	150	35,680,659.10	8.51
250,000.01 - 275,000.00	110	28,701,599.58	6.84
275,000.01 - 300,000.00	97	27,915,596.78	6.65
300,000.01 - 325,000.00	61	19,086,301.42	4.55
325,000.01 - 350,000.00	30	9,925,455.10	2.37
350,000.01 - 375,000.00	4	1,418,086.03	0.34

Total:	2,723	$419,515,517.91	100.00%

Min.: 49,909.34

Max: 365,286.03

Avg.: 154,063.72

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	2	$318,844.71	0.08%
5.001 - 5.250	6	931,504.92	0.22
5.251 - 5.500	54	9,065,133.66	2.16
5.501 - 5.750	81	14,755,716.41	3.52
5.751 - 6.000	237	42,737,989.96	10.19
6.001 - 6.250	205	35,668,361.86	8.50
6.251 - 6.500	325	52,927,387.90	12.62
6.501 - 6.750	292	45,440,610.32	10.83
6.751 - 7.000	518	78,156,701.48	18.63
7.001 - 7.250	204	31,027,002.53	7.40
7.251 - 7.500	260	38,186,108.75	9.10
7.501 - 7.750	144	20,302,632.14	4.84
7.751 - 8.000	207	26,122,004.68	6.23
8.001 - 8.250	45	6,492,451.71	1.55
8.251 - 8.500	56	7,442,259.85	1.77
8.501 - 8.750	32	3,318,801.59	0.79
8.751 - 9.000	33	4,341,994.65	1.04
9.001 - 9.250	4	461,522.52	0.11
9.251 - 9.500	7	817,129.93	0.19
9.501 - 9.750	2	197,170.80	0.05
9.751 - 10.000	7	562,637.56	0.13
10.751 - 11.000	1	116,000.00	0.03
11.501 - 11.750	1	125,550.00	0.03

Total:	2,723	$419,515,517.91	100.00%

Min.: 4.990

Max: 11.750

Weighted Avg.: 6.875

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - FIXED ONLY

Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.250	3	$458,132.42	0.71%
5.251 - 5.500	19	2,473,548.65	3.84
5.501 - 5.750	17	3,013,841.11	4.68
5.751 - 6.000	40	6,673,131.76	10.36
6.001 - 6.250	44	6,992,764.39	10.86
6.251 - 6.500	57	9,274,196.77	14.40
6.501 - 6.750	58	8,688,635.32	13.49
6.751 - 7.000	71	9,537,732.49	14.81
7.001 - 7.250	36	4,325,403.41	6.72
7.251 - 7.500	32	3,824,542.44	5.94
7.501 - 7.750	22	2,442,514.26	3.79
7.751 - 8.000	30	3,196,609.65	4.96
8.001 - 8.250	7	908,157.93	1.41
8.251 - 8.500	15	1,312,668.05	2.04
8.501 - 8.750	7	694,728.79	1.08
8.751 - 9.000	5	463,555.72	0.72
9.251 - 9.500	2	121,513.68	0.19

Total:	465	$64,401,676.83	100.00%

Min.: 5.250

Max: 9.500

Weighted Avg.: 6.743

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - ARMS ONLY

Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	2	$318,844.71	0.09%
5.001 - 5.250	3	473,372.50	0.13
5.251 - 5.500	35	6,591,585.01	1.86
5.501 - 5.750	64	11,741,875.30	3.31
5.751 - 6.000	197	36,064,858.20	10.16
6.001 - 6.250	161	28,675,597.47	8.08
6.251 - 6.500	268	43,653,191.14	12.29
6.501 - 6.750	234	36,751,975.00	10.35
6.751 - 7.000	447	68,618,968.99	19.32
7.001 - 7.250	168	26,701,599.11	7.52
7.251 - 7.500	228	34,361,566.31	9.68
7.501 - 7.750	122	17,860,117.87	5.03
7.751 - 8.000	177	22,925,395.03	6.46
8.001 - 8.250	38	5,584,293.77	1.57
8.251 - 8.500	41	6,129,591.80	1.73
8.501 - 8.750	25	2,624,072.80	0.74
8.751 - 9.000	28	3,878,438.93	1.09
9.001 - 9.250	4	461,522.52	0.13
9.251 - 9.500	5	695,616.25	0.20
9.501 - 9.750	2	197,170.80	0.06
9.751 - 10.000	7	562,637.56	0.16
10.751 - 11.000	1	116,000.00	0.03
11.501 - 11.750	1	125,550.00	0.04

Total:	2,258	$355,113,841.08	100.00%

Min.: 4.990

Max: 11.750

Weighted Avg.: 6.899

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Original Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
97 - 120	6	$474,506.40	0.11%
169 - 192	38	3,319,543.61	0.79
217 - 240	23	2,698,780.79	0.64
289 - 312	1	73,265.26	0.02
337 - 360	2,655	412,949,421.85	98.43

Total:	2,723	$419,515,517.91	100.00%

Min.: 120.0

Max.: 360.0

Weighted Avg.: 357.5

Remaining Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
115 - 120	6	$474,506.40	0.11%
175 - 180	38	3,319,543.61	0.79
235 - 240	23	2,698,780.79	0.64
295 - 300	1	73,265.26	0.02
349 - 354	1	280,288.46	0.07
355 - 360	2,654	412,669,133.39	98.37

Total:	2,723	$419,515,517.91	100.00%

Min.: 119.0

Max: 360.0

Weighted Avg.: 356.5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Loan to Value Ratio

(%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 15.00	2	$111,000.00	0.03%
15.01 - 20.00	1	99,905.11	0.02
20.01 - 25.00	2	275,000.00	0.07
25.01 - 30.00	1	59,577.49	0.01
30.01 - 35.00	6	804,215.57	0.19
35.01 - 40.00	13	1,440,142.15	0.34
40.01 - 45.00	23	2,461,318.45	0.59
45.01 - 50.00	27	3,388,575.72	0.81
50.01 - 55.00	39	5,799,022.31	1.38
55.01 - 60.00	55	8,643,996.67	2.06
60.01 - 65.00	73	9,697,704.83	2.31
65.01 - 70.00	128	19,175,642.96	4.57
70.01 - 75.00	203	30,441,952.51	7.26
75.01 - 80.00	1,590	245,772,199.29	58.58
80.01 - 85.00	248	40,899,378.93	9.75
85.01 - 90.00	310	50,141,016.59	11.95
90.01 - 95.00	1	109,969.33	0.03
95.01 - 100.00	1	194,900.00	0.05

Total:	2,723	$419,515,517.91	100.00%

Min.: 12.24

Max: 100.00

Weighted Avg.: 78.36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500 - 519	32	$4,712,050.46	1.12%
520 - 539	144	20,744,337.92	4.94
540 - 559	193	27,524,314.83	6.56
560 - 579	244	35,878,367.56	8.55
580 - 599	285	41,527,409.76	9.90
600 - 619	287	43,851,592.10	10.45
620 - 639	527	78,099,897.68	18.62
640 - 659	370	58,762,764.88	14.01
660 - 679	257	43,100,917.24	10.27
680 - 699	135	22,844,681.55	5.45
700 - 719	87	14,626,930.38	3.49
720 >=	162	27,842,253.56	6.64

Total:	2,723	$419,515,517.91	100.00%

Min.: 510

Max.: 796

Weighted Avg.: 628

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1st Lien	2,723	$419,515,517.91	100.00%

Total:	2,723	$419,515,517.91	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	1,554	$237,075,312.17	56.51%
Purchase	1,098	172,429,201.27	41.10
Rate/Term Refinance	70	9,798,679.02	2.34
Construction Permanent	1	212,325.46	0.05

Total:	2,723	$419,515,517.91	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
SF	2,085	$310,208,124.79	73.94%
PUD	327	57,628,852.49	13.74
Condo	233	37,365,074.80	8.91
2-4 Family	45	10,049,044.65	2.40
Townhouse	32	4,094,721.04	0.98
Modular Home	1	169,700.14	0.04

Total:	2,723	$419,515,517.91	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

State (Top 30)

State (Top 30)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
CA	570	$119,396,577.26	28.46%
FL	263	34,491,413.82	8.22
TX	236	24,722,228.15	5.89
IL	155	24,593,580.01	5.86
NV	112	20,777,745.72	4.95
MD	115	20,206,702.01	4.82
WA	119	17,951,413.21	4.28
NJ	78	13,805,774.74	3.29
MA	55	10,632,707.30	2.53
AZ	76	10,107,705.66	2.41
VA	62	9,505,392.42	2.27
CT	61	9,380,660.42	2.24
PA	75	9,378,496.83	2.24
OR	63	8,952,423.02	2.13
CO	48	7,751,833.69	1.85
MI	59	7,375,810.97	1.76
IN	65	6,399,193.64	1.53
NC	57	6,170,214.44	1.47
UT	43	5,363,924.18	1.28
TN	49	4,927,850.63	1.17
MO	47	4,743,607.95	1.13
RI	26	4,474,829.33	1.07
NM	30	3,717,505.88	0.89
KY	29	3,537,098.01	0.84
GA	22	3,114,730.12	0.74
ID	27	2,903,905.92	0.69
OH	23	2,895,799.90	0.69
HI	12	2,552,423.72	0.61
NH	15	2,547,514.09	0.61
WI	20	2,543,522.35	0.61
Other	111	14,592,932.56	3.48

Total:	2,723	$419,515,517.91	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	2,344	$353,755,675.15	84.32%
Stated	379	65,759,842.76	15.68

Total:	2,723	$419,515,517.91	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
3.001 - 3.500	2	$318,844.71	0.09%
3.501 - 4.000	29	5,249,199.04	1.48
4.001 - 4.500	181	33,836,701.69	9.53
4.501 - 5.000	413	69,988,718.72	19.71
5.001 - 5.500	571	90,299,557.17	25.43
5.501 - 6.000	473	73,857,070.31	20.80
6.001 - 6.500	341	48,860,872.39	13.76
6.501 - 7.000	153	20,868,366.90	5.88
7.001 - 7.500	51	6,767,919.87	1.91
7.501 - 8.000	30	3,739,301.40	1.05
8.001 - 8.500	9	865,605.36	0.24
8.501 - 9.000	3	220,133.52	0.06
9.001 - 9.500	1	116,000.00	0.03
10.001 >=	1	125,550.00	0.04

Total:	2,258	$355,113,841.08	100.00%

Min.: 3.490

Max.: 10.250

Weighted Avg.: 5.553

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	7	$1,284,433.00	0.36%
1.001 - 1.500	2,251	353,829,408.08	99.64

Total:	2,258	$355,113,841.08	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.498

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	7	$1,284,433.00	0.36%
1.001 - 1.500	2,251	353,829,408.08	99.64

Total:	2,258	$355,113,841.08	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.498

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
11.501 - 12.000	2	$318,844.71	0.09%
12.001 - 12.500	38	7,064,957.51	1.99
12.501 - 13.000	261	47,806,733.50	13.46
13.001 - 13.500	429	72,328,788.60	20.37
13.501 - 14.000	681	105,370,944.00	29.67
14.001 - 14.500	396	61,063,165.42	17.20
14.501 - 15.000	299	40,785,512.91	11.49
15.001 - 15.500	79	11,713,885.57	3.30
15.501 - 16.000	53	6,502,511.72	1.83
16.001 - 16.500	9	1,157,138.77	0.33
16.501 - 17.000	9	759,808.36	0.21
17.501 - 18.000	1	116,000.00	0.03
18.501 - 19.000	1	125,550.00	0.04

Total:	2,258	$355,113,841.08	100.00%

Min.: 11.990

Max.: 18.750

Weighted Avg.: 13.899

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.501 - 5.000	2	$318,844.71	0.09%
5.001 - 5.500	38	7,064,957.51	1.99
5.501 - 6.000	261	47,806,733.50	13.46
6.001 - 6.500	429	72,328,788.60	20.37
6.501 - 7.000	681	105,370,944.00	29.67
7.001 - 7.500	396	61,063,165.42	17.20
7.501 - 8.000	299	40,785,512.91	11.49
8.001 - 8.500	79	11,713,885.57	3.30
8.501 - 9.000	53	6,502,511.72	1.83
9.001 - 9.500	9	1,157,138.77	0.33
9.501 - 10.000	9	759,808.36	0.21
10.501 - 11.000	1	116,000.00	0.03
11.501 - 12.000	1	125,550.00	0.04

Total:	2,258	$355,113,841.08	100.00%

Min.: 4.990

Max.: 11.750

Weighted Avg.: 6.899

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2006-04	2	$330,613.64	0.09%
2006-05	32	4,967,402.68	1.40
2006-06	368	61,431,651.36	17.30
2006-07	455	78,699,078.09	22.16
2006-08	523	85,539,499.96	24.09
2007-02	1	280,288.46	0.08
2007-03	2	285,189.43	0.08
2007-04	1	164,671.35	0.05
2007-05	47	5,767,177.24	1.62
2007-06	300	42,028,474.58	11.84
2007-07	290	41,938,886.56	11.81
2007-08	237	33,680,907.74	9.48

Total:	2,258	$355,113,841.08	100.0%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary (Pool 3)

Total Number of Loans	1,590
Total Outstanding Loan Balance	$331,745,296.22
Average Loan Balance	$208,644.84
Fixed Rate	19.90%
Adjustable Rate	80.10%
Prepayment Penalty Coverage	93.57%
Weighted Average Coupon	6.821%
Weighted Average Margin	5.518%
Weighted Average Initial Periodic Cap	1.499%
Weighted Average Periodic Cap	1.499%
Weighted Average Maximum Rate	13.867%
Weighted Average Floor	6.867%
Weighted Average Original Term (mo.)	356.8
Weighted Average Remaining Term (mo.)	355.7
Weighted Average LTV	78.31%
Weighted Average FICO	638

Product Type
2/28 ARM (Libor)	57.64%
3/27 ARM (Libor)	22.47%
Fixed Rate	19.87%
Balloon	0.03%

Prepayment Penalty (years)
None	6.43%
0.001 - 1.000	5.73%
1.001 - 2.000	35.79%
2.001 - 3.000	28.22%
> 3.000	23.83%

Geographic Distribution
(Other States account individually for less than 5.00% of the Cut-Off Date aggregate principal balance
California	44.62%
Florida	7.53%

Largest Zip Code Concentration
91913 – Chula Vista, CA	1.13%

Occupancy Status
Primary Home	97.75%
Investment	1.96%
Second Home	0.29%

Loan Purpose
Purchase	43.03%
Cashout Refinance	54.06%
Rate/Term Refinance	2.55%
Construction Permanent	0.36%

Lien Position
First Lien	100.00%
Second Lien	0.00%

Interest Only Term
0 months	71.21%
60 months	28.79%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3)

Collateral characteristics are listed below as of 8/1/2004.

Aggregate Schedule Balance

Current Balance	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
25,000.01 - 50,000.00	8	$399,833.18	0.12%
50,000.01 - 75,000.00	160	10,349,779.38	3.12
75,000.01 - 100,000.00	211	18,497,303.83	5.58
100,000.01 - 125,000.00	197	22,088,663.41	6.66
125,000.01 - 150,000.00	176	24,103,025.43	7.27
150,000.01 - 175,000.00	129	20,812,692.09	6.27
175,000.01 - 200,000.00	105	19,677,792.51	5.93
200,000.01 - 225,000.00	65	13,934,573.73	4.20
225,000.01 - 250,000.00	51	12,075,732.10	3.64
250,000.01 - 275,000.00	44	11,564,855.86	3.49
275,000.01 - 300,000.00	43	12,436,218.70	3.75
300,000.01 - 325,000.00	24	7,476,212.97	2.25
325,000.01 - 350,000.00	56	19,029,309.99	5.74
350,000.01 - 375,000.00	55	19,846,378.73	5.98
375,000.01 - 400,000.00	73	28,520,271.72	8.60
400,000.01 - 425,000.00	38	15,672,563.86	4.72
425,000.01 - 450,000.00	34	14,884,429.21	4.49
450,000.01 - 475,000.00	37	17,160,327.88	5.17
475,000.01 - 500,000.00	61	29,951,678.29	9.03
500,000.01 - 525,000.00	7	3,568,485.18	1.08
550,000.01 - 575,000.00	4	2,256,913.84	0.68
575,000.01 - 600,000.00	6	3,534,377.87	1.07
625,000.01 - 650,000.00	4	2,552,300.00	0.77
650,000.01 - 675,000.00	1	659,250.00	0.20
675,000.01 - 700,000.00	1	692,326.44	0.21

Total:	1,590	$331,745,296.22	100.00%

Min.: 49,927.40

Max: 692,326.44

Avg.: 208,644.84

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	4	$824,550.77	0.25%
5.001 - 5.250	10	2,469,080.48	0.74
5.251 - 5.500	36	9,166,038.17	2.76
5.501 - 5.750	57	15,061,951.69	4.54
5.751 - 6.000	142	36,390,030.65	10.97
6.001 - 6.250	100	23,313,508.76	7.03
6.251 - 6.500	203	46,680,586.61	14.07
6.501 - 6.750	159	35,842,133.68	10.80
6.751 - 7.000	285	59,359,170.36	17.89
7.001 - 7.250	109	23,362,891.65	7.04
7.251 - 7.500	151	26,281,088.03	7.92
7.501 - 7.750	98	16,800,543.27	5.06
7.751 - 8.000	103	15,903,330.25	4.79
8.001 - 8.250	41	7,272,312.44	2.19
8.251 - 8.500	45	6,822,218.31	2.06
8.501 - 8.750	11	1,217,976.20	0.37
8.751 - 9.000	20	2,374,081.14	0.72
9.001 - 9.250	3	347,111.56	0.10
9.251 - 9.500	5	975,965.66	0.29
9.501 - 9.750	3	293,532.92	0.09
9.751 - 10.000	3	428,321.12	0.13
10.751 - 11.000	1	468,000.00	0.14
11.501 - 11.750	1	90,872.50	0.03

Total:	1,590	$331,745,296.22	100.00%

Min.: 5.000

Max: 11.750

Weighted Avg.: 6.821

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - FIXED ONLY

Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	4	$824,550.77	1.25%
5.001 - 5.250	5	1,096,519.39	1.66
5.251 - 5.500	13	2,540,581.11	3.85
5.501 - 5.750	19	3,993,592.45	6.05
5.751 - 6.000	44	8,685,817.05	13.16
6.001 - 6.250	32	5,436,274.35	8.24
6.251 - 6.500	56	11,538,877.08	17.48
6.501 - 6.750	38	7,341,511.01	11.12
6.751 - 7.000	71	8,921,787.31	13.52
7.001 - 7.250	23	3,040,818.31	4.61
7.251 - 7.500	33	3,763,390.22	5.70
7.501 - 7.750	27	2,618,802.07	3.97
7.751 - 8.000	24	2,643,911.04	4.01
8.001 - 8.250	14	1,965,051.50	2.98
8.251 - 8.500	10	1,098,776.54	1.66
8.501 - 8.750	2	109,906.80	0.17
8.751 - 9.000	4	315,166.47	0.48
9.501 - 9.750	1	67,076.93	0.10

Total:	420	$66,002,410.40	100.00%

Min.: 5.000

Max: 9.750

Weighted Avg.: 6.637

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - ARMS ONLY

Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.250	5	$1,372,561.10	0.52%
5.251 - 5.500	23	6,625,457.06	2.49
5.501 - 5.750	38	11,068,359.24	4.17
5.751 - 6.000	98	27,704,213.61	10.43
6.001 - 6.250	68	17,877,234.41	6.73
6.251 - 6.500	147	35,141,709.53	13.22
6.501 - 6.750	121	28,500,622.67	10.72
6.751 - 7.000	214	50,437,383.05	18.98
7.001 - 7.250	86	20,322,073.34	7.65
7.251 - 7.500	118	22,517,697.80	8.47
7.501 - 7.750	71	14,181,741.20	5.34
7.751 - 8.000	79	13,259,419.20	4.99
8.001 - 8.250	27	5,307,260.94	2.00
8.251 - 8.500	35	5,723,441.77	2.15
8.501 - 8.750	9	1,108,069.40	0.42
8.751 - 9.000	16	2,058,914.67	0.77
9.001 - 9.250	3	347,111.56	0.13
9.251 - 9.500	5	975,965.66	0.37
9.501 - 9.750	2	226,456.00	0.09
9.751 - 10.000	3	428,321.12	0.16
10.751 - 11.000	1	468,000.00	0.18
11.501 - 11.750	1	90,872.50	0.03

Total:	1,170	$265,742,885.82	100.00%

Min.: 5.250

Max: 11.750

Weighted Avg.: 6.867

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Original Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
97 - 120	2	$195,349.75	0.06%
169 - 192	32	3,976,961.43	1.20
217 - 240	24	2,461,321.78	0.74
289 - 312	2	228,000.00	0.07
337 - 360	1,530	324,883,663.26	97.93

Total:	1,590	$331,745,296.22	100.00%

Min.: 120.0

Max.: 360.0

Weighted Avg.: 356.8

Remaining Terms to Stated Maturity

Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
115 - 120	2	$195,349.75	0.06%
175 - 180	32	3,976,961.43	1.20
235 - 240	24	2,461,321.78	0.74
295 - 300	2	228,000.00	0.07
343 - 348	1	399,998.75	0.12
349 - 354	1	105,355.39	0.03
355 - 360	1,528	324,378,309.13	97.78

Total:	1,590	$331,745,296.22	100.00%

Min.: 118.0

Max: 360.0

Weighted Avg.: 355.7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Loan to Value Ratio

(%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
15.01 - 20.00	3	$194,412.85	0.06%
20.01 - 25.00	1	261,441.13	0.08
25.01 - 30.00	1	49,963.55	0.02
30.01 - 35.00	3	240,740.53	0.07
35.01 - 40.00	7	1,111,813.99	0.34
40.01 - 45.00	7	1,269,777.21	0.38
45.01 - 50.00	19	3,031,829.99	0.91
50.01 - 55.00	18	2,810,712.29	0.85
55.01 - 60.00	31	4,976,665.84	1.50
60.01 - 65.00	52	10,933,659.03	3.30
65.01 - 70.00	77	16,275,256.16	4.91
70.01 - 75.00	128	26,321,600.65	7.93
75.01 - 80.00	870	194,555,001.22	58.65
80.01 - 85.00	179	32,268,587.09	9.73
85.01 - 90.00	194	37,443,834.69	11.29

Total:	1,590	$331,745,296.22	100.00%

Min.: 15.60

Max: 90.00

Weighted Avg.: 78.31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500 - 519	26	$4,152,127.06	1.25%
520 - 539	63	9,437,010.41	2.84
540 - 559	119	21,425,408.39	6.46
560 - 579	120	20,249,579.52	6.10
580 - 599	149	27,488,518.05	8.29
600 - 619	164	33,007,391.85	9.95
620 - 639	271	50,364,842.95	15.18
640 - 659	235	48,555,263.42	14.64
660 - 679	180	46,782,128.00	14.10
680 - 699	110	30,372,014.46	9.16
700 - 719	55	14,144,202.42	4.26
720 >=	98	25,766,809.69	7.77

Total:	1,590	$331,745,296.22	100.00%

Min.: 510

Max.: 798

Weighted Avg.: 638

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1st Lien	1,590	$331,745,296.22	100.00%

Total:	1,590	$331,745,296.22	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	942	$179,353,802.34	54.06%
Purchase	594	142,737,943.31	43.03
Rate/Term Refinance	49	8,473,393.41	2.55
Construction Permanent	5	1,180,157.16	0.36

Total:	1,590	$331,745,296.22	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) Continued

Collateral characteristics are listed below as of 8/1/2004.

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Single Family	1,240	$245,805,567.73	74.09%
PUD	212	59,242,510.50	17.86
Condo	103	20,445,705.92	6.16
2-4 Family	17	3,632,513.24	1.09
Townhouse	17	2,513,643.44	0.76
Manufactured Housing	1	105,355.39	0.03

Total:	1,590	$331,745,296.22	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

State (Top 30)

State (Top 30)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
CA	481	$148,038,912.17	44.62%
FL	160	24,996,688.17	7.53
OH	139	16,361,642.58	4.93
NV	61	13,945,238.11	4.20
WA	53	11,037,318.55	3.33
TX	70	9,636,834.59	2.90
MD	36	9,625,023.37	2.90
IL	49	9,362,728.89	2.82
VA	50	8,686,764.23	2.62
NJ	30	8,417,293.91	2.54
CT	33	7,379,098.75	2.22
PA	53	7,132,954.81	2.15
AZ	38	6,315,763.51	1.90
CO	28	5,545,175.69	1.67
IN	42	5,507,372.48	1.66
MA	15	3,542,602.13	1.07
TN	30	2,705,315.14	0.82
MO	22	2,615,536.69	0.79
MI	14	2,486,111.88	0.75
OR	15	2,406,497.83	0.73
GA	14	2,325,785.89	0.70
NC	15	2,237,015.05	0.67
KY	17	2,206,722.22	0.67
UT	14	2,105,203.96	0.63
WI	11	2,076,928.63	0.63
MN	12	2,018,644.33	0.61
RI	7	1,824,480.20	0.55
NM	9	1,447,616.85	0.44
KS	8	1,268,827.42	0.38
OK	13	1,226,128.57	0.37
Other	51	7,263,069.61	2.19

Total:	1,590	$331,745,296.22	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Documentation Type
Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	1,309	$253,217,079.31	76.33%
Stated	281	78,528,216.91	23.67

Total:	1,590	$331,745,296.22	100.00%

Gross Margin
Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
.501 - 4.000	21	$6,555,292.65	2.47%
4.001 - 4.500	105	29,872,748.98	11.24
4.501 - 5.000	194	49,228,893.93	18.53
5.001 - 5.500	285	68,745,340.65	25.87
5.501 - 6.000	243	52,542,861.79	19.77
6.001 - 6.500	168	32,840,454.13	12.36
6.501 - 7.000	94	16,894,378.28	6.36
7.001 - 7.500	37	5,635,536.90	2.12
7.501 - 8.000	13	1,362,513.23	0.51
8.001 - 8.500	5	1,167,586.34	0.44
8.501 - 9.000	3	338,406.44	0.13
9.001 - 9.500	1	468,000.00	0.18
10.001 >=	1	90,872.50	0.03

Total:	1,170	$265,742,885.82	100.00%

Min.: 3.750

Max.: 10.250

Weighted Avg.: 5.518

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Initial Periodic Rate Cap
Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	6	$648,298.91	0.24%
1.001 - 1.500	1,164	265,094,586.91	99.76

Total:	1,170	$265,742,885.82	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.499

Periodic Rate Cap
Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	6	$648,298.91	0.24%
1.001 - 1.500	1,164	265,094,586.91	99.76

Total:	1,170	$265,742,885.82	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.499

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Maximum Rate
Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
12.001 - 12.500	28	$7,998,018.15	3.01%
12.501 - 13.000	136	38,772,572.85	14.59
13.001 - 13.500	215	53,018,943.94	19.95
13.501 - 14.000	335	78,938,005.72	29.70
14.001 - 14.500	204	42,839,771.14	16.12
14.501 - 15.000	150	27,441,160.40	10.33
15.001 - 15.500	62	11,030,702.71	4.15
15.501 - 16.000	25	3,166,984.07	1.19
16.001 - 16.500	8	1,323,077.22	0.50
16.501 - 17.000	5	654,777.12	0.25
17.501 - 18.000	1	468,000.00	0.18
18.501 - 19.000	1	90,872.50	0.03

Total:	1,170	$265,742,885.82	100.00%

Min.: 12.250

Max.: 18.750

Weighted Avg.: 13.867

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Pool 3) continued

Collateral characteristics are listed below as of 8/1/2004.

Floor
Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.500	28	$7,998,018.15	3.01%
5.501 - 6.000	136	38,772,572.85	14.59
6.001 - 6.500	215	53,018,943.94	19.95
6.501 - 7.000	335	78,938,005.72	29.70
7.001 - 7.500	204	42,839,771.14	16.12
7.501 - 8.000	150	27,441,160.40	10.33
8.001 - 8.500	62	11,030,702.71	4.15
8.501 - 9.000	25	3,166,984.07	1.19
9.001 - 9.500	8	1,323,077.22	0.50
9.501 - 10.000	5	654,777.12	0.25
10.501 - 11.000	1	468,000.00	0.18
11.501 - 12.000	1	90,872.50	0.03

Total:	1,170	$265,742,885.82	100.00%

Min.: 5.250

Max.: 11.750

Weighted Avg.: 6.867

Next Rate Adjustment Date
Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2005-05	1	$399,998.75	0.15%
2006-04	1	69,752.10	0.03
2006-05	23	4,967,407.85	1.87
2006-06	213	50,623,863.83	19.05
2006-07	266	67,711,390.54	25.48
2006-08	286	67,431,483.80	25.37
2006-12	1	105,355.39	0.04
2007-04	2	441,045.96	0.17
2007-05	20	3,127,632.78	1.18
2007-06	135	28,249,955.79	10.63
2007-07	119	24,922,331.02	9.38
2007-08	103	17,692,668.00	6.66

Total:	1,170	$265,742,885.82	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary (Loan Group 2)
Total Number of Loans	4,313
Total Outstanding Loan Balance	$751,260,814.13
Average Loan Balance	$174,185.21
Fixed Rate	17.36%
Adjustable Rate	82.64%
Prepayment Penalty Coverage	90.08%
Weighted Average Coupon	6.851%
Weighted Average Margin	5.538%
Weighted Average Initial Periodic Cap	1.498%
Weighted Average Periodic Cap	1.498%
Weighted Average Maximum Rate	13.885%
Weighted Average Floor	6.885%
Weighted Average Original Term (mo.)	357.2
Weighted Average Remaining Term (mo.)	356.1
Weighted Average LTV	78.34%
Weighted Average FICO	632

Product Type
2/28 ARM (Libor)	56.20%
3/27 ARM (Libor)	26.45%
Fixed Rate	17.35%
Balloon	0.01%

Prepayment Penalty (years)
None	9.92%
0.001 - 1.000	6.66%
1.001 - 2.000	35.82%
2.001 - 3.000	37.08%
> 3.000	10.52%

Geographic Distribution
(Other States account individually for less than 5.00% of the Cut-Off Date aggregate principal balance
California	35.60%
Florida	7.92%

Largest Zip Code Concentration
91913 – Chula Vista, CA	0.54%

Occupancy Status
Primary Home	97.60%
Investment	2.10%
Second Home	0.30%

Loan Purpose
Purchase	41.95%
Cashout Refinance	55.43%
Rate/Term Refinance	2.43%
Construction Permanent	0.19%

LienPosition
First Lien	100.00%
Second Lien	0.00%

Interest Only Term
0 months	78.21%
60 months	21.79%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2)

Collateral characteristics are listed below as of 8/1/2004.

Aggregate Schedule Balance
Current Balance	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
25,000.01 - 50,000.00	18	$899,398.77	0.12%
50,000.01 - 75,000.00	427	27,640,422.32	3.68
75,000.01 - 100,000.00	616	54,162,952.98	7.21
100,000.01 - 125,000.00	639	72,123,250.83	9.60
125,000.01 - 150,000.00	569	78,127,352.00	10.40
150,000.01 - 175,000.00	423	68,675,314.36	9.14
175,000.01 - 200,000.00	370	69,651,749.20	9.27
200,000.01 - 225,000.00	260	55,371,043.03	7.37
225,000.01 - 250,000.00	201	47,756,391.20	6.36
250,000.01 - 275,000.00	154	40,266,455.43	5.36
275,000.01 - 300,000.00	140	40,351,815.48	5.37
300,000.01 - 325,000.00	85	26,562,514.39	3.54
325,000.01 - 350,000.00	86	28,954,765.10	3.85
350,000.01 - 375,000.00	59	21,264,464.76	2.83
375,000.01 - 400,000.00	73	28,520,271.72	3.80
400,000.01 - 425,000.00	38	15,672,563.86	2.09
425,000.01 - 450,000.00	34	14,884,429.21	1.98
450,000.01 - 475,000.00	37	17,160,327.88	2.28
475,000.01 - 500,000.00	61	29,951,678.29	3.99
500,000.01 - 525,000.00	7	3,568,485.18	0.47
550,000.01 - 575,000.00	4	2,256,913.84	0.30
575,000.01 - 600,000.00	6	3,534,377.87	0.47
625,000.01 - 650,000.00	4	2,552,300.00	0.34
650,000.01 - 675,000.00	1	659,250.00	0.09
675,000.01 - 700,000.00	1	692,326.44	0.09

Total:	4,313	$751,260,814.13	100.00%

Min.: 49,909.34

Max: 692,326.44

Avg.: 174,185.21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates
Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	6	$1,143,395.47	0.15%
5.001 - 5.250	16	3,400,585.40	0.45
5.251 - 5.500	90	18,231,171.83	2.43
5.501 - 5.750	138	29,817,668.11	3.97
5.751 - 6.000	379	79,128,020.61	10.53
6.001 - 6.250	305	58,981,870.62	7.85
6.251 - 6.500	528	99,607,974.51	13.26
6.501 - 6.750	451	81,282,744.00	10.82
6.751 - 7.000	803	137,515,871.84	18.30
7.001 - 7.250	313	54,389,894.17	7.24
7.251 - 7.500	411	64,467,196.77	8.58
7.501 - 7.750	242	37,103,175.40	4.94
7.751 - 8.000	310	42,025,334.93	5.59
8.001 - 8.250	86	13,764,764.14	1.83
8.251 - 8.500	101	14,264,478.16	1.90
8.501 - 8.750	43	4,536,777.79	0.60
8.751 - 9.000	53	6,716,075.79	0.89
9.001 - 9.250	7	808,634.08	0.11
9.251 - 9.500	12	1,793,095.59	0.24
9.501 - 9.750	5	490,703.72	0.07
9.751 - 10.000	10	990,958.68	0.13
10.751 - 11.000	2	584,000.00	0.08
11.501 - 11.750	2	216,422.50	0.03

Total:	4,313	$751,260,814.13	100.00%

Min.: 4.990

Max: 11.750

Weighted Avg.: 6.851

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - FIXED ONLY
Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	4	$824,550.77	0.63%
5.001 - 5.250	8	1,554,651.81	1.19
5.251 - 5.500	32	5,014,129.76	3.85
5.501 - 5.750	36	7,007,433.56	5.37
5.751 - 6.000	84	15,358,948.80	11.78
6.001 - 6.250	76	12,429,038.74	9.53
6.251 - 6.500	113	20,813,073.84	15.96
6.501 - 6.750	96	16,030,146.33	12.29
6.751 - 7.000	142	18,459,519.79	14.16
7.001 - 7.250	59	7,366,221.72	5.65
7.251 - 7.500	65	7,587,932.66	5.82
7.501 - 7.750	49	5,061,316.33	3.88
7.751 - 8.000	54	5,840,520.69	4.48
8.001 - 8.250	21	2,873,209.43	2.20
8.251 - 8.500	25	2,411,444.58	1.85
8.501 - 8.750	9	804,635.60	0.62
8.751 - 9.000	9	778,722.20	0.60
9.251 - 9.500	2	121,513.68	0.09
9.501 - 9.750	1	67,076.93	0.05

Total:	885	$130,404,087.23	100.00%

Min.: 5.000

Max: 9.750

Weighted Avg.: 6.689

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Mortgage Rates - ARMS ONLY
Rates (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.751 - 5.000	2	$318,844.71	0.05%
5.001 - 5.250	8	1,845,933.59	0.30
5.251 - 5.500	58	13,217,042.07	2.13
5.501 - 5.750	102	22,810,234.55	3.67
5.751 - 6.000	295	63,769,071.81	10.27
6.001 - 6.250	229	46,552,831.88	7.50
6.251 - 6.500	415	78,794,900.67	12.69
6.501 - 6.750	355	65,252,597.67	10.51
6.751 - 7.000	661	119,056,352.05	19.18
7.001 - 7.250	254	47,023,672.45	7.57
7.251 - 7.500	346	56,879,264.11	9.16
7.501 - 7.750	193	32,041,859.07	5.16
7.751 - 8.000	256	36,184,814.24	5.83
8.001 - 8.250	65	10,891,554.71	1.75
8.251 - 8.500	76	11,853,033.57	1.91
8.501 - 8.750	34	3,732,142.19	0.60
8.751 - 9.000	44	5,937,353.60	0.96
9.001 - 9.250	7	808,634.08	0.13
9.251 - 9.500	10	1,671,581.91	0.27
9.501 - 9.750	4	423,626.80	0.07
9.751 - 10.000	10	990,958.68	0.16
10.751 - 11.000	2	584,000.00	0.09
11.501 - 11.750	2	216,422.50	0.03

Total:	3,428	$620,856,726.91	100.00%

Min.: 4.990

Max: 11.750

Weighted Avg.: 6.885

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Original Terms to Stated Maturity
Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
97 - 120	8	$669,856.14	0.09%
169 - 192	70	7,296,505.04	0.97
217 - 240	47	5,160,102.57	0.69
289 - 312	3	301,265.26	0.04
337 - 360	4,185	737,833,085.12	98.21

Total:	4,313	$751,260,814.13	100.00%

Min.: 120.0

Max.: 360.0

Weighted Avg.: 357.2

Remaining Terms to Stated Maturity
Months	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
115 - 120	8	$669,856.14	0.09%
175 - 180	70	7,296,505.04	0.97
235 - 240	47	5,160,102.57	0.69
295 - 300	3	301,265.26	0.04
343 - 348	1	399,998.75	0.05
349 - 354	2	385,643.85	0.05
355 - 360	4,182	737,047,442.52	98.11

Total:	4,313	$751,260,814.13	100.00%

Min.: 118.0

Max: 360.0

Weighted Avg.: 356.1

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Loan to Value Ratio
(%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 15.00	2	$111,000.00	0.01%
15.01 - 20.00	4	294,317.96	0.04
20.01 - 25.00	3	536,441.13	0.07
25.01 - 30.00	2	109,541.04	0.01
30.01 - 35.00	9	1,044,956.10	0.14
35.01 - 40.00	20	2,551,956.14	0.34
40.01 - 45.00	30	3,731,095.66	0.50
45.01 - 50.00	46	6,420,405.71	0.85
50.01 - 55.00	57	8,609,734.60	1.15
55.01 - 60.00	86	13,620,662.51	1.81
60.01 - 65.00	125	20,631,363.86	2.75
65.01 - 70.00	205	35,450,899.12	4.72
70.01 - 75.00	331	56,763,553.15	7.56
75.01 - 80.00	2,460	440,327,200.51	58.61
80.01 - 85.00	427	73,167,966.02	9.74
85.01 - 90.00	504	87,584,851.28	11.66
90.01 - 95.00	1	109,969.33	0.01
95.01 - 100.00	1	194,900.00	0.03

Total:	4,313	$751,260,814.13	100.00%

Min.: 12.24

Max: 100.00

Weighted Avg.: 78.34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500 - 519	58	$8,864,177.52	1.18%
520 - 539	207	30,181,348.33	4.02
540 - 559	312	48,949,723.22	6.52
560 - 579	364	56,127,947.08	7.47
580 - 599	434	69,015,927.81	9.19
600 - 619	451	76,858,983.95	10.23
620 - 639	798	128,464,740.63	17.10
640 - 659	605	107,318,028.30	14.29
660 - 679	437	89,883,045.24	11.96
680 - 699	245	53,216,696.01	7.08
700 - 719	142	28,771,132.80	3.83
720 >=	260	53,609,063.25	7.14

Total:	4,313	$751,260,814.13	100.00%

Min.: 510

Max.: 798

Weighted Avg.: 632

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1st Lien	4,313	$751,260,814.13	100.00%

Total:	4,313	$751,260,814.13	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	2,496	$416,429,114.51	55.43%
Purchase	1,692	315,167,144.57	41.95
Rate/Term Refinance	119	18,272,072.43	2.43
Construction Permanent	6	1,392,482.62	0.19

Total:	4,313	$751,260,814.13	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Single Family	3,325	$556,013,692.52	74.01%
PUD	539	116,871,362.99	15.56
Condo	336	57,810,780.72	7.70
2-4 Family	62	13,681,557.89	1.82
Townhouse	49	6,608,364.48	0.88
Modular Housing	1	169,700.14	0.02
Manufactured Housing	1	105,355.39	0.01

Total:	4,313	$751,260,814.13	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

State (Top 30)

State (Top 30)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
CA	1,051	$267,435,489.43	35.60%
FL	423	59,488,101.99	7.92
NV	173	34,722,983.83	4.62
TX	306	34,359,062.74	4.57
IL	204	33,956,308.90	4.52
MD	151	29,831,725.38	3.97
WA	172	28,988,731.76	3.86
NJ	108	22,223,068.65	2.96
OH	162	19,257,442.48	2.56
VA	112	18,192,156.64	2.42
CT	94	16,759,759.16	2.23
PA	128	16,511,451.64	2.20
AZ	114	16,423,469.17	2.19
MA	70	14,175,309.43	1.89
CO	76	13,297,009.38	1.77
IN	107	11,906,566.11	1.58
OR	78	11,358,920.85	1.51
MI	73	9,861,922.85	1.31
NC	72	8,407,229.49	1.12
TN	79	7,633,165.77	1.02
UT	57	7,469,128.14	0.99
MO	69	7,359,144.64	0.98
RI	33	6,299,309.52	0.84
KY	46	5,743,820.24	0.76
GA	36	5,440,516.01	0.72
NM	39	5,165,122.73	0.69
WI	31	4,620,450.98	0.62
MN	27	4,288,296.94	0.57
HI	19	3,523,781.43	0.47
ID	33	3,484,081.00	0.46
Other	170	23,077,286.86	3.07

Total:	4,313	$751,260,814.13	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	3,653	$606,972,754.46	80.79%
Stated	660	144,288,059.67	19.21

Total:	4,313	$751,260,814.13	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.001 - 3.500	2	$318,844.71	0.05%
3.501 - 4.000	50	11,804,491.69	1.90
4.001 - 4.500	286	63,709,450.66	10.26
4.501 - 5.000	607	119,217,612.65	19.20
5.001 - 5.500	856	159,044,897.83	25.62
5.501 - 6.000	716	126,399,932.09	20.36
6.001 - 6.500	509	81,701,326.52	13.16
6.501 - 7.000	247	37,762,745.18	6.08
7.001 - 7.500	88	12,403,456.78	2.00
7.501 - 8.000	43	5,101,814.63	0.82
8.001 - 8.500	14	2,033,191.70	0.33
8.501 - 9.000	6	558,539.96	0.09
9.001 - 9.500	2	584,000.00	0.09
10.001 >=	2	216,422.50	0.03

Total:	3,428	$620,856,726.91	100.00%

Min.: 3.490

Max.: 10.250

Weighted Avg.: 5.538

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	13	$1,932,731.92	0.31%
1.001 - 1.500	3,415	618,923,994.99	99.69

Total:	3,428	$620,856,726.91	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.498

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.501 - 1.000	13	$1,932,731.92	0.31%
1.001 - 1.500	3,415	618,923,994.99	99.69

Total:	3,428	$620,856,726.91	100.00%

Min.: 1.000

Max.: 1.500

Weighted Avg.: 1.498

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
11.501 - 12.000	2	$318,844.71	0.05%
12.001 - 12.500	66	15,062,975.66	2.43
12.501 - 13.000	397	86,579,306.35	13.95
13.001 - 13.500	644	125,347,732.55	20.19
13.501 - 14.000	1,016	184,308,949.72	29.69
14.001 - 14.500	600	103,902,936.56	16.74
14.501 - 15.000	449	68,226,673.31	10.99
15.001 - 15.500	141	22,744,588.29	3.66
15.501 - 16.000	78	9,669,495.79	1.56
16.001 - 16.500	17	2,480,215.99	0.40
16.501 - 17.000	14	1,414,585.48	0.23
17.501 - 18.000	2	584,000.00	0.09
18.501 - 19.000	2	216,422.50	0.03

Total:	3,428	$620,856,726.91	100.00%

Min.: 11.990

Max.: 18.750

Weighted Avg.: 13.885

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
4.501 - 5.000	2	$318,844.71	0.05%
5.001 - 5.500	66	15,062,975.66	2.43
5.501 - 6.000	397	86,579,306.35	13.95
6.001 - 6.500	644	125,347,732.55	20.19
6.501 - 7.000	1,016	184,308,949.72	29.69
7.001 - 7.500	600	103,902,936.56	16.74
7.501 - 8.000	449	68,226,673.31	10.99
8.001 - 8.500	141	22,744,588.29	3.66
8.501 - 9.000	78	9,669,495.79	1.56
9.001 - 9.500	17	2,480,215.99	0.40
9.501 - 10.000	14	1,414,585.48	0.23
10.501 - 11.000	2	584,000.00	0.09
11.501 - 12.000	2	216,422.50	0.03

Total:	3,428	$620,856,726.91	100.00%

Min.: 4.990

Max.: 11.750

Weighted Avg.: 6.885

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Characteristics (Loan Group 2) continued

Collateral characteristics are listed below as of 8/1/2004.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2005-05	1	$399,998.75	0.06%
2006-04	3	400,365.74	0.06
2006-05	55	9,934,810.53	1.60
2006-06	581	112,055,515.19	18.05
2006-07	721	146,410,468.64	23.58
2006-08	809	152,970,983.76	24.64
2006-12	1	105,355.39	0.02
2007-02	1	280,288.46	0.05
2007-03	2	285,189.43	0.05
2007-04	3	605,717.31	0.10
2007-05	67	8,894,810.03	1.43
2007-06	435	70,278,430.37	11.32
2007-07	409	66,861,217.58	10.77
2007-08	340	51,373,575.74	8.27

Total:	3,428	$620,856,726.91	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).